     As filed with the Securities and Exchange Commission on July 10, 1998


                              Registration No. 333-45431

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   /X/

     Pre-Effective Amendment No.                                          / /
     Post-Effective Amendment No. _1_                                     /X/

                                      and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                            /X/

     Amendment No. _2_                                                    /X/

                              HARTFORD SERIES FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)

                     Hartford Plaza, Hartford, Connecticut  06115
                       (Address of Principal Executive Offices)

Registrant's Telephone Number Including Area Code: (860) 297-6443


                                Kevin J. Carr, Esquire
                     The Hartford Financial Services Group, Inc.
                                    Law Department
                                 55 Farmington Avenue
                             Hartford, Connecticut  06105
                       (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering

     As soon as practicable after this registration statement is declared effective.

It is proposed that this filing will become effective (check appropriate box).

      ___  Immediately upon filing pursuant to paragraph (b)
      ___  On ___________ pursuant to paragraph (b)(l)(v) of Rule 485
      ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ___  On ___________ pursuant to paragraph (a)(1) of Rule 485
      ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485 _X_ On September 23, 1998 pursuant to paragraph (a)(2)of Rule 485


If appropriate, check the following box:

      ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940.


     Registrant will file the Rule 24f-2 Notice for its fiscal year ended December 31, 1998 with the Securities and Exchange Commission by March 30, 1999.

                              HARTFORD SERIES FUND, INC.
            Cross-Reference Sheet Showing Location in each Prospectus and
         Combined Statement of Additional Information of Information Required
                          by Items of the Registration Form


     FORM N-1A ITEM
     NUMBER AND CAPTION                           LOCATION IN PROSPECTUS
     ------------------                           ----------------------
1.   Cover Page                                   Cover Page.

2.   Synopsis                                     Not Applicable.

3.   Condensed Financial Information              Not Applicable.

4.   General Description of Registrant            Introduction to The Hartford
                                                  HLS Mutual Funds, Investment
                                                  Objective and Style of the
                                                  Fund, Common Investment
                                                  Policies and Risk Factors.

5.   Management of the Fund                       Management of the Fund.

6.   Capital Stock and other Securities           Ownership and Capitalization
                                                  of the Fund.

7.   Purchase of Securities Being Offered         Purchase of Fund Shares.

8.   Redemption or Repurchase                     Sale and Redemption of Fund
                                                  Shares.

9.   Pending Legal Proceedings                    Pending Legal Proceedings.

     FORM N-1A ITEM                               LOCATION IN STATEMENT OF
     NUMBER AND CAPTION                           ADDITIONAL INFORMATION
     ------------------                           ------------------------

10.  Cover Page                                   Cover Page.

11.  Table of Contents                            Cover Page.

12.  General Information and History              Cover Page, General
                                                  Information.

13.  Investment Objectives and Policies           Investment Objectives and
                                                  Policies of the Fund,
                                                  Investment Restrictions.

14.  Management of the Fund                       Management of the Company,
                                                  Investment Advisory
                                                  Arrangements; Fund Expenses.

15.  Control Persons and Principal Holders of     Management of the Company.
     Securities

16.  Investment Advisory and Other Services       Investment Advisory
                                                  Arrangements; Fund Expenses;
                                                  Distribution Arrangements;
                                                  Distribution Financing Plan;
                                                  Custodian; Transfer Agent
                                                  Services; Independent Public
                                                  Accountants.

17.  Brokerage Allocation and Other Practices     Portfolio and Brokerage
                                                  Transactions.

18.  Capital Stock and Other Securities           Ownership and Capitalization
                                                  of the Company (Prospectus).

19.  Purchase Redemption and Pricing of           Determination of Net Asset
     Securities Being Offered                     Value, Purchase and Redemption
                                                  of Shares.

20.  Tax Status                                   Taxes

21.  Underwriters                                 Distribution Arrangements.

22.  Calculation of Performance Data              Investment Performance.

23.  Financial Statements                         Financial Statements.

                           Hartford HLS Mutual Funds
                         PROSPECTUS -- OCTOBER   , 1998
                                Class IA Shares



This Prospectus provides a choice of fourteen mutual funds (each a "Fund" and together the "Funds") which serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, "Hartford Life"). Each Fund offers two classes of shares: Class IA shares offered hereby and Class IB shares offered pursuant to another prospectus. The Funds, which have different investment objectives and policies, are described below.

                                  STOCK FUNDS

 FUND NAME                                 GOAL                                     INVESTMENT STYLE
 ---------------------------  ------------------------------  ------------------------------------------------------------
 Capital Appreciation         Growth of capital               Equity: Invests in small, medium, and large companies;
                                                              portfolio is comprised primarily of a blend of growth and
                                                              value stocks and is broadly diversified across industries.
 Dividend and Growth          High level of income, growth    Equity: Invests primarily in large, well-known U.S.
                              of capital                      companies that have historically paid above average
                                                              dividends and have the ability to sustain and potentially
                                                              increase dividends; portfolio is broadly diversified across industries.
 Global Leaders               Growth of capital               Equity: Invests primarily in high-quality U.S. and non-U.S.
                                                              growth companies; portfolio is broadly diversified across
                                                              industries and companies, and under normal market conditions will be diversified across at least five countries, one of which will be the U.S.
 Growth and Income            Growth of capital, current      Equity: Invests primarily in equity securities with earnings
                              income                          growth potential and steady or rising dividends; portfolio is broadly diversified across industries.
 Index                        To track general stock market   Equity: Seeks investment results which approximate the price
                              performance                     and yield performance of publicly-traded common stocks in
                                                              the aggregate; attempts to approximate the capital
                                                              performance and the dividend income of the Standard & Poor's
                                                              500 Composite Stock Index.
 International Opportunities  Growth of capital               International Equity: Invests primarily in large,
                                                              high-quality non-U.S. companies in established markets, and on a limited basis, in smaller companies and emerging
                                                              markets; portfolio is broadly diversified across industries and countries.
 MidCap                       Growth of capital               Equity: Invests primarily in high quality U.S. companies
                                                              with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index; portfolio is broadly diversified across industries which are expected to grow
                                                              faster than the overall economy.
 Small Company                Growth of capital               Equity: Invests primarily in stocks of companies with market capitalizations within the range represented by the Russell
                                                              2000 Index; portfolio is broadly diversified across
                                                              industries.
 Stock                        Growth of capital               Equity: Invests primarily in large, high quality U.S.
                                                              companies; portfolio is broadly diversified across
                                                              industries which are expected to grow faster than the
                                                              overall economy.
                                                  ASSET ALLOCATION FUNDS

 FUND NAME                                 GOAL                                     INVESTMENT STYLE
 ---------------------------  ------------------------------  ------------------------------------------------------------
 Advisers                     Long-term total return          Asset Allocation: Invests in a mix of stocks, bonds and
                                                              money market instruments; portfolio assets are allocated
                                                              gradually among the asset classes based upon the portfolio manager's view of the economy and valuation of the market
                                                              sectors; short term market timing is not used.
 International Advisers       Long-term total return          International Asset Allocation: Invests in a mix of stocks, bonds and money market instruments; portfolio assets are
                                                              diversified among at least five countries and are allocated gradually among the asset classes based upon the portfolio manager's view of the economy and valuation of the market
                                                              sectors; short term market timing is not used.

                                                        BOND FUNDS
 FUND NAME                                 GOAL                                     INVESTMENT STYLE
 ---------------------------  ------------------------------  ------------------------------------------------------------
 Bond                         High level of income, total     Bond: Invests primarily in investment grade bonds; up to 20%
                              return                          may be invested in the highest quality tier of the high
                                                              yield rating category.
 Mortgage Securities          Maximum current income          Mortgage-related securities: Invests primarily in high
                              consistent with preservation    quality mortgage-related securities, including securities
                              of principal                    issued or guaranteed by government agencies,
                                                              instrumentalities or sponsored corporations.
                                                     MONEY MARKET FUND
 FUND NAME                                 GOAL                                     INVESTMENT STYLE
 ---------------------------  ------------------------------  ------------------------------------------------------------
 Money Market                 Maximum current income          Money Market: Invests in short-term money market
                              consistent with preservation    instruments.
                              of capital

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL ACHIEVE THIS GOAL.
--------------------------------------------------------------------------------


THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT A FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF
ADDITIONAL INFORMATION DATED OCTOBER   , 1998 ("SAI"), WHICH HAS BEEN
INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO OBTAIN A COPY WITHOUT CHARGE CALL 1-800-862-6668 OR WRITE TO "HARTFORD FAMILY OF FUNDS, C/O INDIVIDUAL ANNUITY OPERATIONS," P.O. BOX 5085, HARTFORD, CT 06102-5085.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.
--------------------------------------------------------------------------------

HARTFORD HLS MUTUAL FUNDS                                                      3
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        -----
Financial Highlights..................................................     4
Introduction to the Hartford HLS Mutual Funds.........................    16
Investment Objectives and Styles of the Funds.........................    16
Common Investment Policies and Risk Factors...........................    22
Management of the Funds...............................................    28
Administrative Services for the Funds.................................    31
Expenses of the Funds.................................................    31
Performance Related Information.......................................    32
Dividends.............................................................    32
Determination of Net Asset Value......................................    32
Purchase of Fund Shares...............................................    32
Sale and Redemption of Shares.........................................    33
Federal Income Taxes..................................................    33
Ownership and Capitalization of the Funds.............................    33
General Information...................................................    34
Appendix A: Description of Securities Ratings.........................    35
Appendix B: Credit Quality Distribution...............................    37


    There is the possibility that an individual Fund may be held liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other Fund(s).

    Additional information about the performance of each Fund, including Management's Discussion and Analysis of Results, is contained in the Funds' annual and semi-annual reports to shareholders, which may be obtained without charge by calling 1-800-862-6668.

4                                   HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                              (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                  ------------------------------------------------------------------------------------------------------------------
                     YEAR        YEAR       YEAR         YEAR         YEAR        YEAR       YEAR       YEAR       YEAR       YEAR
                    ENDED       ENDED       ENDED        ENDED        ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                   12/31/97    12/31/96   12/31/95     12/31/94     12/31/93    12/31/92   12/31/91   12/31/90   12/31/89   12/31/88
                  ----------  ----------  ---------   -----------   ---------   --------   --------   --------   --------   --------
NET ASSET VALUE
 AT BEGINNING
 OF PERIOD......  $    3.914  $    3.490  $   2.860   $     3.052   $  2.634    $ 2.607    $ 1.709    $ 2.020    $ 1.678    $ 1.341
NET INVESTMENT
 INCOME.........       0.020       0.022      0.030         0.011      0.003      0.008    $ 0.021    $ 0.029    $ 0.023    $ 0.015
NET REALIZED AND
 UNREALIZED
 GAINS (LOSSES)
 ON
 INVESTMENTS....       0.794       0.655      0.785         0.070      0.526      0.388      0.898     (0.246)     0.376      0.337
                  ----------  ----------  ---------   -----------   ---------   --------   --------   --------   --------   --------
TOTAL FROM
 INVESTMENT
 OPERATIONS.....       0.814       0.677      0.815         0.081      0.529      0.396      0.919     (0.217)     0.399      0.352
DIVIDENDS FROM
 NET INVESTMENT
 INCOME.........      (0.022)     (0.025)    (0.030)       (0.011)    (0.003)    (0.008)    (0.021)    (0.029)    (0.023)    (0.015)
DISTRIBUTION
 FROM NET
 REALIZED GAINS
 ON
 SECURITIES.....      (0.296)     (0.228)    (0.155)       (0.262)    (0.108)    (0.361)     0.000     (0.065)    (0.034)     0.000
RETURN OF
 CAPITAL........       0.000       0.000      0.000         0.000      0.000      0.000      0.000      0.000      0.000      0.000
                  ----------  ----------  ---------   -----------   ---------   --------   --------   --------   --------   --------
TOTAL FROM
DISTRIBUTIONS...      (0.318)     (0.253)    (0.185)       (0.273)    (0.111)    (0.369)    (0.021)    (0.094)    (0.057)    (0.015)
                  ----------  ----------  ---------   -----------   ---------   --------   --------   --------   --------   --------
NET INCREASE
 (DECREASE) IN
 NET ASSETS.....       0.496       0.424      0.630        (0.192)     0.418      0.027      0.898     (0.311)     0.342      0.337
NET ASSET VALUE
 AT END OF
 PERIOD.........  $    4.410  $    3.914  $   3.490   $     2.860   $  3.052    $ 2.634    $ 2.607    $ 1.709    $ 2.020    $ 1.678
                  ----------  ----------  ---------   -----------   ---------   --------   --------   --------   --------   --------
                  ----------  ----------  ---------   -----------   ---------   --------   --------   --------   --------   --------

TOTAL RETURN....       22.34%      20.70%     30.25%         2.50%     20.80%     16.98%     53.99%    (10.90)%    24.11%     26.37%
NET ASSETS (IN
 THOUSANDS).....   4,802,992   3,386,670  2,157,892     1,158,644    778,904    300,373    158,046     56,032     59,922     34,226
RATIO OF
 OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS.........        0.64%       0.65%      0.68%         0.72%      0.76%      0.87%      0.92%      0.96%      0.94%      0.97%
RATIO OF NET
 INVESTMENT
 INCOME TO
 AVERAGE NET
 ASSETS.........        0.44%       0.60%      0.95%         0.40%      0.12%      0.36%      0.92%      1.58%      1.25%      0.91%
PORTFOLIO
 TURNOVER
 RATE...........        57.6%       85.4%      78.6%         73.3%      91.4%     100.3%     107.2%      51.8%      35.0%      48.9%
AVERAGE
 COMMISSION
 RATE*..........  $   0.0588  $   0.0665


---------
*  Not required for years prior to 1996.

HARTFORD DIVIDEND & GROWTH HLS FUND, INC.                                      5
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                                (FOR A SHARE OUTSTANDING
                                                            THROUGHOUT THE INDICATED PERIOD)
                                                    -------------------------------------------------
                                                       YEAR         YEAR        YEAR
                                                       ENDED        ENDED       ENDED      03/08/94-
                                                     12/31/97     12/31/96    12/31/95    12/31/94(a)
                                                    -----------   ---------   ---------   -----------
NET ASSET VALUE AT BEGINNING OF PERIOD............  $    1.547    $  1.371    $  0.994     $ 1.000
NET INVESTMENT INCOME.............................       0.035       0.034       0.033       0.024
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS......................................       0.445       0.258       0.323      (0.005)
                                                    -----------   ---------   ---------   -----------
TOTAL FROM INVESTMENT OPERATIONS..................       0.480       0.292       0.356       0.019
DIVIDENDS FROM NET INVESTMENT INCOME..............      (0.031)     (0.034)     (0.033)     (0.024)
DISTRIBUTION FROM NET REALIZED GAINS ON
 SECURITIES.......................................      (0.044)     (0.028)      0.000      (0.001)
RETURN OF CAPITAL.................................       0.000       0.000       0.000       0.000
                                                    -----------   ---------   ---------   -----------
TOTAL FROM DISTRIBUTIONS..........................     (0.075)      (0.062)     (0.033)     (0.025)
                                                    -----------   ---------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS.............       0.405       0.230       0.323      (0.006)
NET ASSET VALUE AT END OF PERIOD..................  $    1.952    $  1.547    $  1.317     $ 0.994
                                                    -----------   ---------   ---------   -----------
                                                    -----------   ---------   ---------   -----------

TOTAL RETURN......................................       31.89       22.91%      36.37%       1.60%***
NET ASSETS (IN THOUSANDS).........................   1,994,653     879,980     265,070      55,066
RATIO OF OPERATING EXPENSES TO AVERAGE NET
 ASSETS...........................................        0.68%       0.73%       0.77%       0.83%*
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
 ASSETS...........................................        2.21%       2.52%       2.91%       3.52%*
PORTFOLIO TURNOVER RATE...........................        34.2%       56.9%       41.4%       27.8%
AVERAGE COMMISSION RATE**.........................  $   0.0543    $ 0.0715


---------
 (a) The Fund was declared effective by the Securities and Exchange Commission on March 8, 1994.

  * Annualized. Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

 **  Not required for years prior to 1996.

***  Not annualized.

6                                                  HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                    -------------------------------------------------------------------------------------------------------
                       YEAR         YEAR        YEAR        YEAR        YEAR        YEAR       YEAR       YEAR       YEAR
                       ENDED        ENDED       ENDED       ENDED       ENDED      ENDED      ENDED      ENDED      ENDED
                     12/31/97     12/31/96    12/31/95    12/31/94    12/31/93    12/31/92   12/31/91   12/31/90   12/31/89
                    -----------   ---------   ---------   ---------   ---------   --------   --------   --------   --------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD........  $     2.382   $  2.028    $  1.522    $  1.546    $  1.450    $ 1.390    $ 1.134    $ 1.220    $ 0.960
NET INVESTMENT
 INCOME...........        0.035      0.044       0.044       0.038       0.035      0.033      0.036      0.037      0.029
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS......        0.692      0.393       0.507      (0.024)      0.096      0.060      0.294     (0.086)     0.260
                    -----------   ---------   ---------   ---------   ---------   --------   --------   --------   --------
TOTAL FROM
 INVESTMENT
 OPERATIONS.......        0.727      0.437       0.551       0.014       0.131      0.093      0.330     (0.049)     0.289
DIVIDENDS FROM NET
 INVESTMENT
 INCOME...........       (0.035)    (0.044)     (0.044)     (0.038)     (0.035)    (0.033)    (0.036)    (0.037)    (0.029)
DISTRIBUTION FROM
 NET REALIZED
 GAINS ON
 SECURITIES.......       (0.196)    (0.039)     (0.001)      0.000       0.000      0.000     (0.038)     0.000      0.000
RETURN OF
 CAPITAL..........        0.000      0.000       0.000       0.000       0.000      0.000      0.000      0.000      0.000
                    -----------   ---------   ---------   ---------   ---------   --------   --------   --------   --------
TOTAL FROM
 DISTRIBUTIONS....       (0.231)    (0.083)     (0.045)     (0.038)     (0.035)    (0.033)    (0.074)    (0.037)    (0.029)
                    -----------   ---------   ---------   ---------   ---------   --------   --------   --------   --------
NET INCREASE
 (DECREASE) IN NET
 ASSETS...........        0.496      0.354       0.506      (0.024)      0.096      0.060      0.256     (0.086)     0.260
NET ASSET VALUE AT
 END
 OF PERIOD........  $     2.878   $  2.382    $  2.028    $  1.522    $  1.546    $ 1.450    $ 1.390    $ 1.134    $ 1.220
                    -----------   ---------   ---------   ---------   ---------   --------   --------   --------   --------
                    -----------   ---------   ---------   ---------   ---------   --------   --------   --------   --------

TOTAL RETURN......        32.61%     22.09%      36.55%       0.94%       9.12%      6.82%     29.53%     (3.99)%    30.47%
NET ASSETS (IN
 THOUSANDS).......    1,123,455    621,065     318,253     157,660     140,396     82,335     47,770     26,641     19,456
RATIO OF OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS...........         0.39%      0.39%       0.39%       0.45%       0.49%      0.60%      0.67%      0.91%      1.10%
RATIO OF NET
 INVESTMENT INCOME
 TO AVERAGE NET
 ASSETS...........         1.52%      2.07%       2.46%       2.50%       2.36%      2.48%      2.89%      3.27%      2.60%
PORTFOLIO TURNOVER
 RATE.............          5.7%      19.3%        1.5%        1.8%        0.8%       1.2%       6.7%      25.5%      12.9%
AVERAGE COMMISSION
 RATE*............  $    0.0230   $ 0.0500

                      YEAR
                     ENDED
                    12/31/88
                    --------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD........  $ 0.854
NET INVESTMENT
 INCOME...........    0.030
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS......    0.106
                    --------
TOTAL FROM
 INVESTMENT
 OPERATIONS.......    0.136
DIVIDENDS FROM NET
 INVESTMENT
 INCOME...........   (0.030)
DISTRIBUTION FROM
 NET REALIZED
 GAINS ON
 SECURITIES.......    0.000
RETURN OF
 CAPITAL..........    0.000
                    --------
TOTAL FROM
 DISTRIBUTIONS....   (0.030)
                    --------
NET INCREASE
 (DECREASE) IN NET
 ASSETS...........    0.106
NET ASSET VALUE AT
 END
 OF PERIOD........  $ 0.960
                    --------
                    --------
TOTAL RETURN......    16.35%
NET ASSETS (IN
 THOUSANDS).......   10,050
RATIO OF OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS...........     1.23%
RATIO OF NET
 INVESTMENT INCOME
 TO AVERAGE NET
 ASSETS...........     3.29%
PORTFOLIO TURNOVER
 RATE.............     20.9%
AVERAGE COMMISSION
 RATE*............


------------
(a) The Fund was declared effective by the Securities and Exchange Commission on May 1, 1987.

 *  Not required for years prior to 1996.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.                            7
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                                   (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                -----------------------------------------------------------------------------------------------
                                   YEAR         YEAR        YEAR        YEAR        YEAR        YEAR       YEAR
                                   ENDED        ENDED       ENDED       ENDED       ENDED      ENDED      ENDED      07/02/90-
                                 12/31/97     12/31/96    12/31/95    12/31/94    12/31/93    12/31/92   12/31/91   12/31/90(A)
                                -----------   ---------   ---------   ---------   ---------   --------   --------   -----------
NET ASSET VALUE AT BEGINNING
 OF PERIOD....................  $     1.407   $  1.306    $  1.176    $  1.215    $  0.917    $ 0.973    $ 0.871      $ 1.000
NET INVESTMENT INCOME.........        0.022      0.023       0.020       0.016       0.009      0.013      0.011        0.015
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS..................       (0.019)     0.140       0.141      (0.039)      0.298     (0.056)     0.102       (0.129)
                                -----------   ---------   ---------   ---------   ---------   --------   --------   -----------
TOTAL FROM INVESTMENT
 OPERATIONS...................        0.003      0.163       0.161      (0.023)      0.307     (0.043)     0.113       (0.114)
DIVIDENDS FROM NET INVESTMENT
 INCOME.......................       (0.012)    (0.025)     (0.020)     (0.016)     (0.009)    (0.013)    (0.011)      (0.015)
DISTRIBUTION FROM NET REALIZED
 GAINS ON SECURITIES..........       (0.104)    (0.037)     (0.011)      0.000       0.000      0.000      0.000        0.000
RETURN OF CAPITAL.............        0.000      0.000       0.000       0.000       0.000      0.000      0.000        0.000
                                -----------   ---------   ---------   ---------   ---------   --------   --------   -----------
TOTAL FROM DISTRIBUTIONS......       (0.116)    (0.062)     (0.031)     (0.016)     (0.009)    (0.013)    (0.011)      (0.015)
                                -----------   ---------   ---------   ---------   ---------   --------   --------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS.......................       (0.113)     0.101       0.130      (0.039)      0.298     (0.056)     0.102       (0.129)
NET ASSET VALUE AT END OF
 PERIOD.......................  $     1.294   $  1.407    $  1.306    $  1.176    $  1.215    $ 0.917    $ 0.973      $ 0.871
                                -----------   ---------   ---------   ---------   ---------   --------   --------   -----------
                                -----------   ---------   ---------   ---------   ---------   --------   --------   -----------

TOTAL RETURN..................         0.34%     12.91%      13.93%      (1.94)%     33.73%     (4.43)%    13.00%      (11.76)%
NET ASSETS (IN THOUSANDS).....    1,092,946    996,543     686,475     563,765     281,608     47,560     22,854        9,352
RATIO OF OPERATING EXPENSES TO
 AVERAGE NET ASSETS...........         0.77%      0.79%       0.86%       0.85%       1.00%      1.23%      1.24%        1.04%*
RATIO OF NET INVESTMENT INCOME
 TO AVERAGE NET ASSETS........         1.48%      1.74%       1.60%       1.42%       0.84%      1.40%      1.17%        2.65%*
PORTFOLIO TURNOVER RATE.......         72.7%      70.0%       55.6%       46.4%       31.8%      25.1%      24.7%         3.0%
AVERAGE COMMISSION RATE**.....  $    0.0037      n/a

------------
(a) The Fund was declared effective by the Securities and Exchange Commission on July 2, 1990.

 *  Annualized.

 **  Not required for years prior to 1996.

8                                                 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                                         (FOR A SHARE
                                                    OUTSTANDING THROUGHOUT
                                                    THE INDICATED PERIOD)
                                                    ----------------------
                                                           7/15/97-
                                                           12/31/97
                                                    ----------------------
NET ASSET VALUE AT BEGINNING OF PERIOD............         $ 1.000
NET INVESTMENT INCOME.............................           0.001
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS......................................           0.137
                                                           -------
TOTAL FROM INVESTMENT OPERATIONS..................           0.138
DIVIDENDS FROM NET INVESTMENT INCOME..............          (0.001)
DISTRIBUTION FROM NET REALIZED GAINS ON
 SECURITIES.......................................           0.000
RETURN OF CAPITAL.................................           0.000
                                                           -------
TOTAL FROM DISTRIBUTIONS..........................          (0.001)
                                                           -------
NET INCREASE (DECREASE) IN NET ASSETS.............           0.137
NET ASSET VALUE AT END OF PERIOD..................         $ 1.137
                                                           -------
                                                           -------

TOTAL RETURN......................................           13.81%*
NET ASSETS (IN THOUSANDS).........................          27,589
RATIO OF OPERATING EXPENSES TO AVERAGE NET
 ASSETS...........................................            0.46%**
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
 ASSETS...........................................            0.45%**
PORTFOLIO TURNOVER RATE...........................            46.1%
AVERAGE COMMISSION RATE...........................         $0.0247

------------
 *  Not annualized.

** Annualized. Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

HARTFORD SMALL COMPANY HLS FUND, INC.                                          9
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                               (FOR A SHARE
                                                          OUTSTANDING THROUGHOUT
                                                          THE INDICATED PERIOD)
                                                    ----------------------------------
                                                      YEAR
                                                      ENDED           08/09/96-
                                                    12/31/97         12/31/96(a)
                                                    ---------   ----------------------
NET ASSET VALUE AT BEGINNING OF PERIOD............  $  1.069           $ 1.000
NET INVESTMENT INCOME.............................     0.001             0.002
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS......................................     0.195             0.069
                                                    ---------         --------
TOTAL FROM INVESTMENT OPERATIONS..................     0.196             0.071
DIVIDENDS FROM NET INVESTMENT INCOME..............    (0.001)           (0.002)
DISTRIBUTION FROM NET REALIZED GAINS ON
 SECURITIES.......................................    (0.062)            0.000
RETURN OF CAPITAL.................................     0.000             0.000
                                                    ---------         --------
TOTAL FROM DISTRIBUTIONS..........................    (0.063)           (0.002)
                                                    ---------         --------
NET INCREASE (DECREASE) IN NET ASSETS.............     0.133             0.069
NET ASSET VALUE AT END OF PERIOD..................  $  1.202           $ 1.069
                                                    ---------         --------
                                                    ---------         --------

TOTAL RETURN......................................     18.38%             7.15%**
NET ASSETS (IN THOUSANDS).........................   210,769            42,812
RATIO OF OPERATING EXPENSES TO AVERAGE NET
 ASSETS...........................................      0.77%             0.72%*
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
 ASSETS...........................................      0.08%             0.31%*
PORTFOLIO TURNOVER RATE...........................     222.2%             31.8%
AVERAGE COMMISSION RATE...........................  $ 0.4120           $0.0290


------------
(a) The Fund was declared effective by the Securities and Exchange Commission on August 9, 1996.

 * Annualized. Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

 **  Not annualized.

HARTFORD ADVISERS HLS FUND, INC.                                              10
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                          (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                 -----------------------------------------------------------------------------------------------------------
                    YEAR        YEAR        YEAR        YEAR         YEAR        YEAR        YEAR        YEAR        YEAR
                   ENDED       ENDED       ENDED        ENDED        ENDED       ENDED       ENDED       ENDED       ENDED
                  12/31/97    12/31/96    12/31/95    12/31/94     12/31/93    12/31/92    12/31/91    12/31/90    12/31/89
                 ----------  ----------  ----------  -----------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE
 AT BEGINNING
 OF PERIOD.....  $    4.143  $    3.527  $    2.801  $     3.099   $  2.965    $  2.927    $  2.452    $  2.775    $  2.304
NET INVESTMENT
 INCOME........       0.050       0.060       0.070        0.061      0.053       0.051       0.059       0.070       0.065
NET REALIZED
 AND UNREALIZED
 GAINS (LOSSES)
 ON
 INVESTMENTS...       1.196       0.763       0.840       (0.111)     0.339       0.219       0.532      (0.179)      0.522
                 ----------  ----------  ----------  -----------   ---------   ---------   ---------   ---------   ---------
TOTAL FROM
 INVESTMENT
 OPERATIONS....      01.246       0.823       0.910       (0.050)     0.392       0.270       0.591      (0.109)      0.587
DIVIDENDS FROM
 NET INVESTMENT
 INCOME........      (0.049)     (0.059)     (0.070)      (0.061)    (0.053)     (0.051)     (0.059)     (0.070)     (0.065)
DISTRIBUTION
 FROM NET
 REALIZED GAINS
 ON
 SECURITIES....      (0.217)     (0.148)     (0.114)      (0.187)    (0.205)     (0.181)     (0.057)     (0.144)     (0.051)
RETURN OF
 CAPITAL.......       0.000       0.000       0.000        0.000      0.000       0.000       0.000       0.000       0.000
                 ----------  ----------  ----------  -----------   ---------   ---------   ---------   ---------   ---------
TOTAL FROM
DISTRIBUTIONS...     (0.266)     (0.207)     (0.184)      (0.248)    (0.258)     (0.232)     (0.116)     (0.214)     (0.116)
                 ----------  ----------  ----------  -----------   ---------   ---------   ---------   ---------   ---------
NET INCREASE
 (DECREASE) IN
 NET ASSETS....       0.980       0.616       0.726       (0.298)     0.134       0.038       0.475      (0.323)      0.471
NET ASSET VALUE
 AT END OF
 PERIOD........  $    5.123  $    4.143  $    3.527  $     2.801   $  3.099    $  2.965    $  2.927    $  2.452    $  2.775
                 ----------  ----------  ----------  -----------   ---------   ---------   ---------   ---------   ---------
                 ----------  ----------  ----------  -----------   ---------   ---------   ---------   ---------   ---------

TOTAL RETURN...       31.38%      24.33%      34.10%       (1.89)%    14.34%      10.04%      24.58%      (3.87)%     26.02%
NET ASSETS (IN
 THOUSANDS)....   4,713,322   2,994,209   1,876,884    1,163,158    968,425     569,903     406,489     257,553     266,756
RATIO OF
 OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS........        0.45%       0.46%       0.48%        0.50%      0.53%       0.57%       0.60%       0.66%       0.64%
RATIO OF NET
 INVESTMENT
 INCOME TO
 AVERAGE NET
 ASSETS........        1.11%       1.59%       2.23%        2.17%      1.86%       1.90%       2.14%       2.76%       2.31%
PORTFOLIO
 TURNOVER
 RATE..........        31.6%       42.3%       52.9%        63.8%      69.0%       69.8%       24.3%       20.2%       24.4%
AVERAGE
 COMMISSION
 RATE*.........  $   0.0531  $   0.0490

                   YEAR
                   ENDED
                 12/31/88
                 ---------
NET ASSET VALUE
 AT BEGINNING
 OF PERIOD.....  $  1.977
NET INVESTMENT
 INCOME........     0.045
NET REALIZED
 AND UNREALIZED
 GAINS (LOSSES)
 ON
 INVESTMENTS...     0.327
                 ---------
TOTAL FROM
 INVESTMENT
 OPERATIONS....     0.372
DIVIDENDS FROM
 NET INVESTMENT
 INCOME........    (0.045)
DISTRIBUTION
 FROM NET
 REALIZED GAINS
 ON
 SECURITIES....     0.000
RETURN OF
 CAPITAL.......     0.000
                 ---------
TOTAL FROM
DISTRIBUTIONS..    (0.045)
                 ---------
NET INCREASE
 (DECREASE) IN
 NET ASSETS....     0.327
NET ASSET VALUE
 AT END OF
 PERIOD........  $  2.304
                 ---------
                 ---------
TOTAL RETURN...     19.00%
NET ASSETS (IN
 THOUSANDS)....   187,511
RATIO OF
 OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS........      0.65%
RATIO OF NET
 INVESTMENT
 INCOME TO
 AVERAGE NET
 ASSETS........      2.08%
PORTFOLIO
 TURNOVER
 RATE..........      22.9%
AVERAGE
 COMMISSION
 RATE*.........


------------
*  Not required for years prior to 1996.

11                                                  HARTFORD STOCK FUND HLS FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                             (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                   -------------------------------------------------------------------------------------------------------------
                      YEAR         YEAR         YEAR          YEAR           YEAR       YEAR       YEAR       YEAR       YEAR
                      ENDED        ENDED        ENDED        ENDED          ENDED       ENDED      ENDED      ENDED      ENDED
                    12/31/97     12/31/96     12/31/95      12/31/94       12/31/93   12/31/92   12/31/91   12/31/90   12/31/89
                   -----------  -----------  -----------  ------------    ----------  ---------  ---------  ---------  ---------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD........ $     2.169  $     1.958  $     1.600  $      1.752    $    1.676  $  1.649   $  1.436   $  1.543   $  1.332
NET INVESTMENT
 INCOME...........       0.056        0.059        0.064         0.054         0.050     0.059      0.063      0.074      0.062
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS......       0.455        0.255        0.377        (0.100)        0.145     0.070      0.223     (0.059)     0.221
                   -----------  -----------  -----------  ------------    ----------  ---------  ---------  ---------  ---------
TOTAL FROM
 INVESTMENT
 OPERATIONS.......       0.511        0.314        0.441        (0.046)        0.195     0.129      0.286      0.015      0.283
DIVIDENDS FROM NET
 INVESTMENT
 INCOME...........      (0.055)      (0.059)      (0.064)       (0.054)       (0.050)   (0.059)    (0.063)    (0.074)    (0.062)
DISTRIBUTION FROM
 NET REALIZED
 GAINS ON
 SECURITIES.......      (0.098)      (0.044)      (0.019)       (0.052)       (0.069)   (0.043)    (0.010)    (0.048)    (0.010)
RETURN OF
 CAPITAL..........       0.000        0.000        0.000         0.000         0.000     0.000      0.000      0.000      0.000
                   -----------  -----------  -----------  ------------    ----------  ---------  ---------  ---------  ---------
TOTAL FROM
 DISTRIBUTIONS....      (0.153)      (0.103)      (0.083)       (0.106)       (0.119)   (0.102)    (0.073)    (0.122)    (0.072)
                   -----------  -----------  -----------  ------------    ----------  ---------  ---------  ---------  ---------
NET INCREASE
 (DECREASE) IN NET
 ASSETS...........       0.358        0.211        0.358        (0.152)        0.076     0.027      0.213     (0.107)     0.211
NET ASSET VALUE AT
 END OF PERIOD.... $     2.527  $     2.169  $     1.958  $      1.600    $    1.752  $  1.676   $  1.649   $  1.436   $  1.543
                   -----------  -----------  -----------  ------------    ----------  ---------  ---------  ---------  ---------
                   -----------  -----------  -----------  ------------    ----------  ---------  ---------  ---------  ---------

TOTAL RETURN......       24.51%       16.62%       28.34%        (2.74)%       12.25%     8.30%     20.33%      1.26%     21.72%
NET ASSETS (IN
 THOUSANDS).......   8,283,912    5,879,529    4,262,769     3,034,034     2,426,550   985,747    631,424    416,839    371,917
RATIO OF OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS...........        0.63%        0.63%        0.65%         0.65%         0.69%     0.78%      0.81%      0.89%      0.89%
RATIO OF NET
 INVESTMENT INCOME
 TO AVERAGE NET
 ASSETS...........        2.44%        2.92%        3.57%         3.34%         3.07%     3.55%      4.13%      4.65%      4.14%
PORTFOLIO TURNOVER
 RATE.............        36.1%        53.8%        63.5%         60.0%         55.3%     72.8%      42.1%      35.7%      33.5%
AVERAGE COMMISSION
 RATE*............ $    0.0529  $    0.0487

                      YEAR
                      ENDED
                    12/31/88
                    ---------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD........  $  1.213
NET INVESTMENT
 INCOME...........     0.051
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS......     0.119
                    ---------
TOTAL FROM
 INVESTMENT
 OPERATIONS.......     0.170
DIVIDENDS FROM NET
 INVESTMENT
 INCOME...........    (0.051)
DISTRIBUTION FROM
 NET REALIZED
 GAINS ON
 SECURITIES.......     0.000
RETURN OF
 CAPITAL..........     0.000
                    ---------
TOTAL FROM
 DISTRIBUTIONS....    (0.051)
                    ---------
NET INCREASE
 (DECREASE) IN NET
 ASSETS...........     0.119
NET ASSET VALUE AT
 END OF PERIOD....  $  1.332
                    ---------
                    ---------
TOTAL RETURN......     14.24%
NET ASSETS (IN
 THOUSANDS).......   264,750
RATIO OF OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS...........      0.90%
RATIO OF NET
 INVESTMENT INCOME
 TO AVERAGE NET
 ASSETS...........      3.93%
PORTFOLIO TURNOVER
 RATE.............      30.9%
AVERAGE COMMISSION
 RATE*............


-------------
*  Not required for years prior to 1996.

12                                HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                                   ------------------------------------------
                                                             YEAR                     YEAR
                                                            ENDED                    ENDED                  03/01/95-
                                                           12/31/97                 12/31/96               12/31/95(a)
                                                         -----------               ----------              ------------
NET ASSET VALUE AT BEGINNING OF PERIOD............         $         1.167          $ 1.109                  $ 1.000
NET INVESTMENT INCOME.............................                   0.056            0.040                    0.030
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS......................................                   0.006            0.093                    0.126
                                                               -----------         --------                  -------
TOTAL FROM INVESTMENT OPERATIONS..................                   0.062            0.133                    0.156
DIVIDENDS FROM NET INVESTMENT INCOME..............                ) (0.050           (0.051)                  (0.030)
DISTRIBUTION FROM NET REALIZED GAINS ON
 SECURITIES.......................................                ) (0.004           (0.024)                  (0.017)
RETURN OF CAPITAL.................................                   0.000            0.000                    0.000
                                                               -----------         --------                  -------
TOTAL FROM DISTRIBUTIONS..........................                ) (0.054           (0.075)                  (0.047)
                                                               -----------         --------                  -------
NET INCREASE (DECREASE) IN NET ASSETS.............                   0.008            0.058                    0.109
NET ASSET VALUE AT END OF PERIOD..................         $         1.175          $ 1.167                  $ 1.109
                                                               -----------         --------                  -------
                                                               -----------         --------                  -------

TOTAL RETURN......................................                %   5.52            12.25%                   13.24%***
NET ASSETS (IN THOUSANDS).........................                 207,582          104,486                   31,264
RATIO OF OPERATING EXPENSES TO AVERAGE NET
 ASSETS...........................................                %   0.87             0.96%                    0.65%*
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
 ASSETS...........................................                %   3.08             3.24%                    3.36%*
PORTFOLIO TURNOVER RATE...........................                %  162.5             95.2%                    47.2%
AVERAGE COMMISSION RATE**.........................         $        0.0045          $0.0064


------------
 (a) The Fund was declared effective by the Securities and Exchange Commission on March 1, 1995.

  * Annualized. Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

 **  Not required for years prior to 1996.

***  Not annualized.

HARTFORD BOND HLS FUND, INC.                                                  13
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                          -------------------------------------------------------------------------------------------------------
                            YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88
                          ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD............... $  1.000   $  1.028   $  0.926   $  1.044   $  1.024   $ 1.061   $ 0.979   $ 0.976   $ 0.945   $ 0.952
NET INVESTMENT INCOME....    0.063      0.064      0.064      0.060      0.062     0.074     0.072     0.075     0.079     0.077
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS.............    0.047     (0.029)     0.102     (0.100)     0.039    (0.019)    0.082     0.003     0.031    (0.007)
                          ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
 OPERATIONS..............    0.110      0.035      0.166     (0.040)     0.101     0.055     0.154     0.078     0.110     0.070
DIVIDENDS FROM NET
 INVESTMENT
 INCOME..................   (0.060)    (0.063)    (0.064)    (0.060)    (0.062)   (0.074)   (0.072)   (0.075)   (0.079)   (0.077)
DISTRIBUTION FROM NET
 REALIZED GAINS ON
 SECURITIES..............    0.000      0.000      0.000     (0.018)    (0.019)   (0.018)    0.000     0.000     0.000     0.000
RETURN OF CAPITAL........    0.000      0.000      0.000      0.000      0.000     0.000     0.000     0.000     0.000     0.000
                          ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------
TOTAL FROM
 DISTRIBUTIONS...........   (0.060)    (0.063)    (0.064)    (0.078)    (0.081)   (0.092)   (0.072)   (0.075)   (0.079)   (0.077)
                          ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------
NET INCREASE (DECREASE)
 IN NET ASSETS...........    0.050     (0.028)     0.102     (0.118)     0.020    (0.037)    0.082     0.003     0.031    (0.007)
NET ASSET VALUE AT END OF
 PERIOD.................. $  1.050   $  1.000   $  1.028   $  0.926   $  1.044   $ 1.024   $ 1.061   $ 0.979   $ 0.976   $ 0.945
                          ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------
                          ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------

TOTAL RETURN.............    11.35%      3.54%     18.49%     (3.95)%    10.24%     5.53%    16.43%     8.39%    12.10%     7.60%
NET ASSETS (IN
 THOUSANDS)..............  552,870    402,548    342,495    247,458    239,602   128,538    97,377    70,915    61,602    54,215
RATIO OF OPERATING
 EXPENSES TO AVERAGE NET
 ASSETS..................     0.51%      0.52%      0.53%      0.55%      0.57%     0.64%     0.66%     0.67%     0.67%     0.69%
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE NET
 ASSETS..................     6.58%      6.37%      6.51%      6.23%      5.93%     7.21%     7.29%     7.82%     8.09%     8.12%
PORTFOLIO TURNOVER
 RATE....................    112.9%**    212.0%    215.0%     328.8%     494.3%    434.1%    337.0%    161.6%    225.0%    230.3%
CURRENT YIELD*...........     6.34%      6.25%      6.46%      7.19%      4.93%     6.48%     6.62%     8.17%     7.92%     9.15%

------------
 * The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield. This figure has not been audited.

**  Excluding mortgage dollar rolls.

14                                   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                         ---------------------------------------------------------------------------------------------------------
                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                         12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90  12/31/89  12/31/88
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD.............. $  1.056   $  1.071   $  0.984   $  1.075   $  1.079   $  1.115   $  1.054   $ 1.045   $ 1.006   $ 1.011
NET INVESTMENT INCOME...    0.071      0.069      0.068      0.068      0.071      0.086      0.088     0.087     0.088     0.087
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS............    0.022     (0.018)     0.087     (0.086)    (0.004)    (0.036)     0.061     0.009     0.039    (0.005)
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------
TOTAL FROM INVESTMENT
 OPERATIONS.............    0.093      0.051      0.155     (0.018)     0.067      0.050      0.149     0.096     0.127     0.082
DIVIDENDS FROM NET
 INVESTMENT INCOME......   (0.065)    (0.066)    (0.068)    (0.068)    (0.071)    (0.086)    (0.088)   (0.087)   (0.088)   (0.087)
DISTRIBUTION FROM NET
 REALIZED GAINS ON
 SECURITIES.............    0.000      0.000      0.000     (0.005)     0.000      0.000      0.000     0.000     0.000     0.000
RETURN OF CAPITAL.......    0.000      0.000      0.000      0.000      0.000      0.000      0.000     0.000     0.000     0.000
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------
TOTAL FROM
 DISTRIBUTIONS..........   (0.065)    (0.066)    (0.068)    (0.073)    (0.071)    (0.086)    (0.088)   (0.087)   (0.088)   (0.087)
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------
NET INCREASE (DECREASE)
 IN NET ASSETS..........    0.028     (0.015)     0.087     (0.091)    (0.004)    (0.036)     0.061     0.009     0.039    (0.005)
NET ASSET VALUE AT END
 OF PERIOD.............. $  1.084   $  1.056   $  1.071   $  0.984   $  1.075   $  1.079   $  1.115   $ 1.054   $ 1.045   $ 1.006
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------
                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------

TOTAL RETURN............     9.01%      4.99%     16.17%     (1.61)%     6.31%      4.64%     14.71%     9.70%    13.13%     8.38%
NET ASSETS (IN
 THOUSANDS).............  325,702    325,495    327,565    304,147    365,198    258,711    162,484   105,620    85,908    85,075
RATIO OF OPERATING
 EXPENSES TO AVERAGE NET
 ASSETS.................     0.45%      0.45%      0.47%      0.48%      0.49%      0.56%      0.58%     0.58%     0.58%     0.60%
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE NET
 ASSETS.................     6.60%      6.67%      6.50%      6.65%      6.49%      7.96%      8.25%     8.42%     8.64%     8.56%
PORTFOLIO TURNOVER
 RATE...................     46.5**    200.0%     489.4%     365.7%     183.4%     277.2%     152.2%     85.6%     91.3%    185.0%
CURRENT YIELD*..........     6.66%      6.67%      6.90%      7.84%      5.73%      7.51%      8.16%     8.21%     8.28%     9.12%

------------

 * The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield. This figure has not been audited.

**  Excluding mortgage dollar rolls.

HARTFORD MONEY MARKET HLS FUND, INC.                                          15
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                                (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                       ------------------------------------------------------------------------------------------------------------
                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90   12/31/89   12/31/88
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE AT
 BEGINNING OF
 PERIOD............... $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
NET INVESTMENT
 INCOME...............    0.049      0.050      0.056      0.039      0.029      0.036      0.059      0.078      0.088      0.071
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS..........    0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
 OPERATIONS...........    0.049      0.050      0.056      0.039      0.029      0.036      0.059      0.078      0.088      0.071
DIVIDENDS FROM NET
 INVESTMENT INCOME....   (0.049)    (0.050)    (0.056)    (0.039)    (0.029)    (0.036)    (0.059)    (0.078)    (0.088)    (0.071)
DISTRIBUTION FROM NET
 REALIZED GAINS ON
 SECURITIES...........    0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000
RETURN OF CAPITAL.....    0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM
 DISTRIBUTIONS........   (0.049)    (0.050)    (0.056)    (0.039)    (0.029)    (0.036)    (0.059)    (0.078)    (0.088)    (0.071)
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INCREASE
 (DECREASE) IN NET
 ASSETS...............    0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000
NET ASSET VALUE AT END
 OF
 PERIOD............... $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN..........     5.31%      5.09%      5.74%      3.95%      2.94%      3.63%      6.01%      8.09%      9.10%      7.40%

NET ASSETS (IN
 THOUSANDS)...........  612,480    542,586    339,709    321,465    234,088    190,246    177,483    194,462    129,808    127,346
RATIO OF OPERATING
 EXPENSES TO AVERAGE
 NET ASSETS...........     0.44%      0.44%      0.45%      0.47%      0.48%      0.53%      0.54%      0.57%      0.58%      0.58%
RATIO OF NET
 INVESTMENT INCOME TO
 AVERAGE NET ASSETS...     5.21%      5.04%      5.57%      3.99%      2.91%      3.60%      5.88%      7.80%      8.75%      7.19%
PORTFOLIO TURNOVER
 RATE.................    --         --         --         --         --         --         --         --         --         --
CURRENT YIELD*........     5.36%       5.1%      5.40%      5.43%      2.89%      3.09%      4.66%      7.73%      8.21%      8.49%
EFFECTIVE YIELD*......     5.50%      5.23%      5.54%      5.58%      2.93%      3.14%      4.79%      8.03%      8.55%      8.85%

------------

* The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield. This figure has not been audited.

16                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

                              INTRODUCTION TO THE
                           HARTFORD HLS MUTUAL FUNDS

    The Funds are made available to serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life. Each Fund operates as a diversified open-end management investment company. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each Fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.

    Each Fund offers two classes of shares: Class IA shares and Class IB shares. The shares of each Fund are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity contracts issued by Hartford Life. Both classes of shares are offered and redeemed at their net asset value without the imposition of any sales load. Only Class IA shares are offered by this Prospectus. Class IB shares are offered pursuant to another prospectus and are subject to the same expenses as the Class IA shares, but unlike the Class IB shares, Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Inquiries regarding Class IB shares should be addressed to Hartford Family of Funds, c/o Individual Annuity Operations, P.O. Box 5085, Hartford, CT 06102-5085 or by calling 1-800-862-6668.


    HL Investment Advisors, Inc. ("HL Advisors") is the investment manager to each Fund. In addition, under HL Advisors' general management, Wellington Management Company, LLP ("Wellington Management") serves as investment sub-adviser to the Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small Company HLS Fund, Stock HLS Fund, Advisers HLS Fund and International Advisers HLS Fund. In addition, under HL Advisors' general management, The Hartford Investment Management Company ("HIMCO-Registered Trademark-") serves as investment sub-adviser to the Index HLS Fund, Bond HLS Fund, Mortgage Securities HLS Fund, and Money Market HLS Fund.


    HL Advisors was incorporated in Connecticut in 1981 and is a majority-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $130 billion in assets. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. HIMCO was incorporated in 1996 and is a wholly-owned subsidiary of The Hartford. As of March 31, 1998, HL Advisors had investment management authority with respect to approximately $24 billion of assets, HIMCO and its wholly-owned subsidiary had investment management authority with respect to approximately $56 billion of assets and Wellington Management had investment management authority with respect to approximately $194 billion of assets for various clients.

                           INVESTMENT OBJECTIVES AND
                              STYLES OF THE FUNDS


    The Funds have different investment objectives and policies, as described below. These differences can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. For more information about the investment strategies employed by the Funds, see "Common Investment Policies and Risk Factors." The investment objective of each Fund and certain other investment restrictions enumerated in detail in the SAI are considered fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the particular Fund. All other policies not specifically designated as fundamental are nonfundamental and may be changed by the Board of Directors of the particular Fund. The percentage limits described in the sections below are determined as of the time securities are purchased. See the SAI for a complete listing of investment restrictions. Stated below is the investment objective and investment style for each Fund. For a description of each Fund's investment policies and risk factors, see "Common Investment Policies and Risk Factors."


                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

    Hartford Capital Appreciation HLS Fund, Inc. (formerly known as Hartford Capital Appreciation Fund, Inc.) (the "Capital Appreciation Fund") was incorporated in 1983 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Capital Appreciation Fund seeks growth of capital by investing in equity securities selected on the basis of potential for capital appreciation.

HARTFORD HLS MUTUAL FUNDS                                                     17
--------------------------------------------------------------------------------

    INVESTMENT STYLE.
    The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. Income, if any, is an incidental consideration. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation Fund's total assets may be invested in securities of non-U.S. companies.

                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.

    Hartford Dividend and Growth HLS Fund, Inc. (formerly known as Hartford Dividend and Growth Fund, Inc.) (the "Dividend and Growth Fund") was incorporated in 1993 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in equity securities.

    INVESTMENT STYLE.

    The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio is broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.


                        HARTFORD GLOBAL LEADERS HLS FUND



    Hartford Global Leaders HLS Fund (the "Global Leaders Fund") is a diversified series of Hartford Series Fund, Inc., an open-end management investment company which was incorporated in 1998 under Maryland law.



    INVESTMENT OBJECTIVE.



    The Global Leaders Fund seeks growth of capital by investing primarily in equity securities issued by U.S. companies and non-U.S. companies.



    INVESTMENT STYLE.



    The Global Leaders Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries and companies. Securities in which the Global Leaders Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit and its successor, the Euro) and may trade in U.S. markets and non-U.S. markets. Under normal market and economic conditions the assets of the Global Leaders Fund are invested in equity securities of U.S. growth companies and non-U.S. growth companies that Wellington Management believes are globally competitive or are leaders within a local or regional market.



    The Global Leaders Fund uses a two-tiered investment approach. First, under what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the global macro economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes to identify companies which offer the most potential for capital appreciation given current and projected global and local economic and market conditions.



    Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Global Leaders Fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team and attractive relative value within the context of the global marketplace or a security's primary trading market. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value. The Global Leaders Fund anticipates that, under normal market conditions, it will diversify its investments in securities of issuers in at least five countries, one of which will be the United States, and will be subject to certain risks associated with investments in securities issued by non-U.S. companies.

18                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------


The Global Leaders Fund does not have predetermined percentages on the amount of the Fund's assets that may be invested in each country.


                      HARTFORD GROWTH AND INCOME HLS FUND

    Hartford Growth and Income HLS Fund (the "Growth and Income Fund") is a diversified series of Hartford Series Fund, Inc., an open-end management investment company which was incorporated in 1998 under Maryland law.

    INVESTMENT OBJECTIVE.


    The Growth and Income Fund seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.


    INVESTMENT STYLE.


    The Growth and Income Fund invests in a diversified portfolio of primarily equity securities that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Wellington Management then uses proprietary quantitative techniques to affirm its fundamental evaluation of a security. The quantitative techniques evaluate a security using valuation analysis, which includes use of a dividend discount model and cash flow analysis, combined with momentum analysis, which includes an assessment of a company's earnings momentum and stock price momentum. The quantitative techniques look to affirm the fundamental evaluation by identifying those securities that are attractive from the fundamental perspective and are also both inexpensive based on the quantitative valuation factors and timely according to the quantitative momentum factors. The Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Fund's total assets may be invested in securities of non-U.S. companies.


                         HARTFORD INDEX HLS FUND, INC.

    Hartford Index HLS Fund, Inc. (formerly known as Hartford Index Fund, Inc.) (the "Index Fund") was incorporated in 1983 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Index Fund seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate.

    INVESTMENT STYLE.

    The Index Fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the management of the Index Fund, is representative of the performance of publicly-traded common stocks. Therefore, the Index Fund attempts to approximate the capital performance and dividend income of the Index.

    The Index Fund generally invests in no fewer than 499 stocks. HIMCO selects stocks for the Index Fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances, normally not expected to exceed 2% of the Index Fund's net assets, may be invested in short-term money market instruments.

    The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P") chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 1997, approximately fifty percent of the Index was composed of the fifty-six largest companies, the five largest being General Electric Co., Coca-Cola Company, Microsoft Corp., Exxon Corp. and Merck & Co., Inc.

    No attempt is made to "manage" the Index Fund's portfolio in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Index Fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the Index Fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

    The Index Fund's ability to approximate the performance of the Index will depend to some extent on the size of cash flows into and out of the Index Fund. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Index Fund's portfolio to the Index, to the maximum practicable extent.

    "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Index Fund regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship
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HARTFORD HLS MUTUAL FUNDS                                                     19
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to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the Index Fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the Index Fund or the timing of the issuance or sale of shares in the Index Fund.
S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Fund.

    In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Index Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                      HARTFORD INTERNATIONAL OPPORTUNITIES
                                 HLS FUND, INC.

    Hartford International Opportunities HLS Fund, Inc. (formerly known as Hartford International Opportunities Fund, Inc.) (the "International Opportunities Fund") was incorporated in 1990 under Maryland law.

    INVESTMENT OBJECTIVE.

    The International Opportunities Fund seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

    INVESTMENT STYLE.


    The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit and its successor, the Euro) and generally are traded in non-U.S. markets. Under normal market conditions, at least 65% of the International Opportunities Fund's total assets are invested in equity securities issued by non-U.S. companies. Wellington Management uses a three-pronged investment approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. See "Non-U.S. Securities" below and the SAI for additional risk disclosure concerning non-U.S. securities. The International Opportunities Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.


                         HARTFORD MIDCAP HLS FUND, INC.

    Hartford MidCap HLS Fund, Inc. (formerly known as Hartford MidCap Fund, Inc.) (the "MidCap Fund") was incorporated in 1997 under Maryland law.

    INVESTMENT OBJECTIVE.

    The MidCap Fund seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

    INVESTMENT STYLE.

    The MidCap Fund seeks to achieve its objective by investing in a diversified portfolio of primarily equity securities and securities convertible into equity securities. Under normal market and economic conditions at least 65% of the MidCap Fund's total assets are invested in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. The MidCap Fund uses a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates secular and

20                                                     HARTFORD HLS MUTUAL FUNDS
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cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy.
    Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The MidCap Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value. Up to 20% of the MidCap Fund's total assets may be invested in securities of non-U.S. companies.

                     HARTFORD SMALL COMPANY HLS FUND, INC.

    Hartford Small Company HLS Fund, Inc. (formerly known as Hartford Small Company Fund, Inc.) (the "Small Company Fund") was incorporated in 1996 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies with market capitalizations within the range represented by the Russell 2000 Index ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments, Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "Common Investment Policies and Risk Factors -- Small Capitalization Securities."

                         HARTFORD STOCK HLS FUND, INC.

    Hartford Stock HLS Fund, Inc. (formerly known as Hartford Stock Fund, Inc.) (the "Stock Fund") was incorporated in 1976 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing in primarily equity securities.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.

                        HARTFORD ADVISERS HLS FUND, INC.

    Hartford Advisers HLS Fund, Inc. (formerly known as Hartford Advisers Fund, Inc.) (the "Advisers Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Advisers Fund seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.
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HARTFORD HLS MUTUAL FUNDS                                                     21
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    INVESTMENT STYLE.

    The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "Common Investment Policies and Risk Factors -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.

                        HARTFORD INTERNATIONAL ADVISERS
                                 HLS FUND, INC.

    Hartford International Advisers HLS Fund, Inc. (formerly known as Hartford International Advisers Fund, Inc.) (the "International Advisers Fund") was incorporated in 1994 under Maryland law.

    INVESTMENT OBJECTIVE.

    The International Advisers Fund seeks maximum long-term total rate of return by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.

    INVESTMENT STYLE.

    The International Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the International Advisers Fund will normally have some portion of its assets invested in each asset category. The International Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The International Advisers Fund's investments in equity securities are substantially similar to the equity securities investments permitted for the International Opportunities Fund. See "Hartford International Opportunities Fund, Inc. -- Investment Style."


    The International Advisers Fund consists of a diversified portfolio of securities covering a broad range of countries, industries, and companies. The International Advisers Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. See "Non-U.S. Securities" below and the SAI for additional risk disclosure concerning non-U.S. securities.


    Securities in which the International Advisers Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit and its successor, the Euro) and generally are traded on non-U.S. markets.

    Debt securities in which the International Advisers Fund may invest include investment grade, non-convertible debt securities assigned within the four highest bond rating categories by Moody's Investors Service, Inc. ("Moody's") or S&P, or, if unrated, which are determined by Wellington Management to be of comparable quality. In addition, the International Advisers Fund may invest up to 15% of its total assets in high yield-high risk securities, commonly known as "junk bonds." Such securities may be rated as low as "C" by Moody's and by S&P, or, if unrated, are of comparable quality as determined by Wellington Management.

                          HARTFORD BOND HLS FUND, INC.

    Hartford Bond HLS Fund, Inc. (formerly known as Hartford Bond Fund, Inc.) (the "Bond Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Bond Fund seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

    INVESTMENT STYLE.

    The Bond Fund is comprised of a diversified portfolio of fixed-income securities. Under normal circumstances at least 80% of the Bond Fund's portfolio is invested in investment grade bond-type securities. Up to 20% of the Bond Fund may be invested in securities rated in the highest
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22                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

category of below investment grade bonds ("Ba" by Moody's or "BB" by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Investments in securities rated in the highest category below investment grade may offer an attractive risk/reward trade-off and investment in this sector may enhance the current yield and total return of the Bond Fund over time. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with both a high level of current income and attractive relative total returns.

    The Bond Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Under normal circumstances, up to 20% of the Bond Fund's total assets may be invested in securities of non-U.S. companies.

                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.

    Hartford Mortgage Securities HLS Fund, Inc. (formerly known as Hartford Mortgage Securities Fund, Inc.) (the "Mortgage Securities Fund") was incorporated in 1984 under Maryland law.
    INVESTMENT OBJECTIVE.

    The Mortgage Securities Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

    INVESTMENT STYLE.

    The Mortgage Securities Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations or (ii) rated A or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by HIMCO. At times the Mortgage Securities Fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when HIMCO deems such investments to be consistent with the Fund's investment objective; however, no such investments will be made in excess of 20% of the value of the Fund's total assets. Such investments will be considered mortgage-related securities for purposes of the policy that the Fund invest at least 65% of the value of its total assets in mortgage-related securities, including securities issued by the GNMA.

                      HARTFORD MONEY MARKET HLS FUND, INC.

    Hartford Money Market HLS Fund, Inc. (formerly known as HVA Money Market Fund, Inc.) (the "Money Market Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT STYLE.

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.

                           COMMON INVESTMENT POLICIES
                                AND RISK FACTORS


    The percentage limits described in the sections below are determined as of the time securities are purchased.


                          MONEY MARKET INSTRUMENTS AND
                        TEMPORARY INVESTMENT STRATEGIES

    In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

    Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of

HARTFORD HLS MUTUAL FUNDS                                                     23
--------------------------------------------------------------------------------

non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

                             REPURCHASE AGREEMENTS

    Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Fund's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO's and Wellington Management's compliance with such standards.

                         REVERSE REPURCHASE AGREEMENTS

    Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Fund's custodian bank in which a Fund will maintain liquid assets equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.

                                DEBT SECURITIES

    Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities (International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund, Mortgage Securities Fund and Money Market Fund only); (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund and Mortgage Securities Fund only); and (5) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers.

                        INVESTMENT GRADE DEBT SECURITIES

    Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.

                      HIGH YIELD-HIGH RISK DEBT SECURITIES


    The Capital Appreciation Fund, Dividend and Growth Fund, Global Leaders Fund, Growth and Income Fund, MidCap Fund, Small Company Fund, Stock Fund, Advisers Fund and International Opportunities Fund may invest up to 5% of their assets and the International Advisers Fund may invest up to 15% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Fund may invest up to 20% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to

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24                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in Appendix A. High yield-high risk debt securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


    The International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund and Mortgage Securities Fund may invest in mortgage-backed securities and the International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund, Mortgage Securities Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.


    Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

                               EQUITY SECURITIES


    All Funds except the Bond Fund as described below and except the Mortgage Securities Fund and Money Market Fund may invest in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.


                        SMALL CAPITALIZATION SECURITIES


    All Funds except the Mortgage Securities Fund and Money Market Fund may invest in equity securities (including securities issued in initial public offerings) of companies with market capitalizations within the range represented by the Russell 2000 Index ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources and may have less historical data with respect to operations and management. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. In addition, companies whose securities are offered in initial public offerings may be more dependent on a limited number of key employees. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.


                              NON-U.S. SECURITIES


    Under normal circumstances the International Opportunities Fund and International Advisers Fund intend to invest at least 65% of their assets in securities issued by non-U.S. issuers ("non-U.S. securities"). In addition, the International Opportunities Fund and International Advisers Fund may invest in commingled pools offered by non-U.S. banks. The Global Leaders Fund intends to invest its assets in at least five countries, one of which will be the U.S. Each other Fund, except the Mortgage Securities Fund, is permitted to invest up to 20% of its assets, and the Money Market Fund is permitted to invest up to 25% of its assets, in non-U.S. securities. The determination of the country where the issuer of a security is located may be based on such factors as the issuer's country of organization, the location of the primary trading market for its securities and the location of its offices and personnel. The Bond Fund intends to purchase securities denominated in U.S. dollars, or if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Bond Fund and Money Market Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S.

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HARTFORD HLS MUTUAL FUNDS                                                     25
--------------------------------------------------------------------------------

bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.


    When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the issuer is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in U.S. securities. Less information may be available about non-U.S. issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. From time to time, the International Opportunities Fund and International Advisers Fund may invest up to 25% and 25%, respectively, of their assets in securities of issuers located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of issuers located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.


                             CURRENCY TRANSACTIONS

    Each Fund, except the Index Fund, Mortgage Securities Fund and Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

    Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

    The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.

                         OPTIONS AND FUTURES CONTRACTS

    Each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may also result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.

    A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and

26                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.

                                SWAP AGREEMENTS

    Each Fund, except the Index Fund and Money Market Fund, may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities.

    The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.

                              ILLIQUID SECURITIES

    Each Fund is permitted to invest in illiquid securities. The maximum percentage of illiquid securities which may be purchased by each Fund is 15% except for the Money Market Fund for which the limit is 10% of their net assets. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

    Under current interpretations of the Securities and Exchange Commission ("SEC") staff, the following securities may be considered illiquid: (1) repurchase agreements

HARTFORD HLS MUTUAL FUNDS                                                     27
--------------------------------------------------------------------------------

maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.

                           OTHER INVESTMENT COMPANIES

    Each Fund, except the Index Fund and Money Market Fund, is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

                          PORTFOLIO SECURITIES LENDING

    Each Fund may lend its portfolio securities to broker/ dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) each loan is fully secured by appropriate collateral at all times as determined by HL Advisors; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets (including collateral received in connection with any loans).

                               OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline.

    The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any investment company.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of each Fund.

    In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO's or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.

    The services provided to the Funds by Hartford Life, HL Advisors, HIMCO, Wellington Management and other service providers, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Hartford Life, HL Advisors, HIMCO, Wellington Management and other service providers have been actively working on necessary changes to their computer systems to deal with the year 2000 issue and expect that their systems will be adapted in time for that event.

28                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

    The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:

(a) invest more than 25% of its assets in any one industry;

(b) borrow money, except from banks, and then only in amounts not exceeding
    33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy, each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);

(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:

    (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

    (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.

                            MANAGEMENT OF THE FUNDS

    Each Fund's Board of Directors manages the business and affairs of that Fund and takes action on all matters not reserved for the shareholders, including the annual election of officers of the Fund who carry out all orders and resolutions of the Board of Directors and carry out functions relating to the day to day management of the affairs of the Fund.

                              MANAGEMENT SERVICES


    HL Advisors serves as investment manager to each Fund pursuant to written agreements entered into between HL Advisors and each Fund. Pursuant to such agreements HL Advisors has overall investment supervisory responsibility for each Fund. In addition, Hartford Life, an affiliate of HL Advisors, provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HL Advisors has contracted with Wellington Management for the provision of day to day investment management services to the Capital Appreciation Fund, Dividend and Growth Fund, Global Leaders Fund, Growth and Income Fund, International Opportunities Fund, MidCap Fund, Small Company Fund, Stock Fund, Advisers Fund, and International Advisers Fund. In addition, HL Advisors has contracted with HIMCO for the provision of day to day investment management and other services for the Bond Fund, Index Fund, Mortgage Securities Fund and Money Market Fund. Each Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management or HIMCO.


    For services rendered to the Funds, HL Advisors charges a monthly fee based on the following annual rates as applied to the average of the calculated daily net asset value of the Funds.

 INDEX FUND

NET ASSET VALUE                               ANNUAL RATE
-------------------------------------------  -------------
All Assets                                         0.20%

MORTGAGE SECURITIES FUND AND MONEY MARKET FUND

NET ASSET VALUE                               ANNUAL RATE
-------------------------------------------  -------------
All Assets                                         0.25%

 BOND FUND AND STOCK FUND

NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $250,000,000                               0.325%
Next $250,000,000                                0.300%
Next $500,000,000                                0.275%
Amount Over $1 Billion                           0.250%


CAPITAL APPRECIATION FUND, DIVIDEND AND GROWTH FUND, GLOBAL LEADERS FUND, GROWTH
 AND INCOME FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, SMALL COMPANY FUND, ADVISERS FUND AND INTERNATIONAL ADVISERS FUND


NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $250,000,000                               0.575%
Next $250,000,000                                0.525%
Next $500,000,000                                0.475%
Amount Over $1 Billion                           0.425%


    HL Advisors has agreed to waive its fees for the Growth and Income Fund until the assets of this Fund (excluding assets contributed by companies affiliated with HL Advisors) first reach $20 million and to waive its fees for the Global Leaders Fund until the assets of this Fund (excluding assets contributed by companies affiliated with HL Advisors) first reach $20 million.


    Under the terms of the Investment Management Agreements, HL Advisors, subject to the supervision of the Funds' Board of Directors, provides investment management supervision to each Fund in accordance with the Funds' investment objectives, policies and restrictions.

HARTFORD HLS MUTUAL FUNDS                                                     29
--------------------------------------------------------------------------------

    For 1997, the management fees (advisory and administrative fees) for each Fund as a percentage of average net assets were as follows:

                                              % OF ASSETS
                                             -------------
Capital Appreciation Fund                           .62%
Dividend and Growth Fund                            .66%
Index Fund                                          .37%
International Opportunities Fund                    .68%
MidCap Fund(1)                                      .13%
Small Company Fund                                  .74%
Stock Fund                                          .44%
Advisers Fund                                       .61%
International Advisers Fund                         .75%
Bond Fund                                           .49%
Mortgage Securities Fund                            .43%
Money Market Fund                                   .42%

---------

(1) Portion of management fee waived in 1997


    Figures are not shown for the Global Leaders Fund and Growth and Income Fund because those Funds were not in operation in 1997.


    HL Advisors, Hartford Plaza, Hartford, Connecticut 06115, is a wholly-owned subsidiary of Hartford Life and was organized under the laws of the State of Connecticut in 1981. A wholly-owned subsidiary of HL Investment Advisors, Hartford Investment Financial Services Company, serves as investment adviser to several other Hartford Life-sponsored funds which are also registered with the SEC. Hartford Life is a majority owned subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of The Hartford Financial Services Group, Inc.

    Certain officers of the Funds are also officers and/or directors of HL Advisors and HIMCO: Joseph H. Gareau is a Director and the President of HL Advisors and HIMCO; Andrew W. Kohnke is a Managing Director and a Director of HL Advisors and HIMCO; and C. Michael O'Halloran is a Director, Secretary and General Counsel of HL Advisors and HIMCO.

                   INVESTMENT SUB-ADVISORY AND OTHER SERVICES


    Wellington Management serves as investment sub-adviser to the Capital Appreciation Fund, Dividend and Growth Fund, Global Leaders Fund, Growth and Income Fund, International Opportunities Fund, MidCap Fund, Small Company Fund, Stock Fund, Advisers Fund and International Advisers Fund pursuant to written contracts entered into between HL Advisors and Wellington Management. In addition, HIMCO serves as investment sub-adviser to the Index Fund, Mortgage Securities Fund, Bond Fund and Money Market Fund pursuant to written agreements between HL Advisors and HIMCO.


    In connection with the services provided to the Funds, Wellington Management and HIMCO make all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of the Funds and to the general supervision of the Fund's Boards of Directors and HL Advisors) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management and HIMCO regularly furnish reports to the Fund's Boards of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    For services rendered to the Wellington Management-advised Funds, Wellington Management charges a quarterly fee to HL Advisors. The Funds do not pay Wellington Management's fee nor any part thereof, nor do the Funds have any obligation or responsibility to do so. Wellington Management's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund.

DIVIDEND AND GROWTH FUND, GROWTH AND INCOME FUND, STOCK FUND AND ADVISERS FUND

NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $50,000,000                                0.325%
Next $100,000,000                                0.250%
Next $350,000,000                                0.200%
Amount Over $500,000,000                         0.150%

    Wellington Management has agreed to waive 100% of its sub-advisory fee with respect to the Growth and Income Fund until shareholder assets (excluding assets contributed by HL Advisors or its affiliates) reach $50 million.


CAPITAL APPRECIATION FUND, GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES
 FUND, MIDCAP FUND, SMALL COMPANY FUND AND INTERNATIONAL ADVISERS FUND


NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $50,000,000                                0.400%
Next $100,000,000                                0.300%
Next $350,000,000                                0.250%
Amount Over $500,000,000                         0.200%


    Wellington Management has agreed to waive 100% of its sub-advisory fee with respect to the Global Leaders Fund until shareholder assets (excluding assets contributed by HL Advisors or its affiliates) reach $50 million.


    Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of March 31, 1998, Wellington Management held discretionary management authority with respect to approximately $194

30                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.


    HIMCO is a professional money management firm which provides services to investment companies, employee benefit plans, its affiliated insurance company accounts and other institutional accounts. HIMCO was incorporated in 1996 and is a wholly owned subsidiary of The Hartford. As a corporate affiliate of HL Advisors, HIMCO is reimbursed by HL Advisors for the costs it incurs in providing such services to the Bond Fund, Index Fund, Mortgage Securities Fund and Money Market Fund.


                               PORTFOLIO MANAGERS

    Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.

    Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a portfolio manager with Wellington Management since 1987.

    James A. Rullo, CFA and Vice President of Wellington Management, serves as portfolio manager to the Growth and Income Fund. Prior to joining Wellington Management in 1994 as a quantitative analyst and portfolio manager, Mr. Rullo was a portfolio manager with PanAgora Asset Management from 1991 to 1994 and prior to that with The Boston Company from 1987.


    The International Opportunities Fund is managed by Trond Skramstad, Senior Vice President of Wellington Management and Chairman of the firm's Global Equity Strategy Group, a group of senior investment professionals focused on global investing. Andrew S. Offit, Vice President of Wellington Management, is Associate Portfolio Manager, in addition to serving as Associate Portfolio Manager of the International Advisers Fund and as one of the portfolio managers of the Global Leaders Fund. Prior to joining Wellington Management in 1993, Mr. Skramstad was an international equity portfolio manager at Scudder, Stevens & Clark since 1990.


    Phillip H. Perelmuter, Vice President of Wellington Management, serves as portfolio manager to the MidCap Fund. Mr. Perelmuter joined Wellington Management in 1995 as Associate Portfolio Manager of the Stock Fund and the Advisers Fund. Prior to joining Wellington Management, Mr. Perelmuter was Vice President of Institutional Equity Sales at CS First Boston Corporation (1988-1995), and a financial consultant at Merrill Lynch & Company (1983-1986). Mr. Perelmuter has over ten years of experience in the investment industry.

    Mark S. Waterhouse, Vice President of Wellington Management Company, LLP, serves as portfolio manager to the Small Company Fund. Mr. Waterhouse joined Wellington Management in 1995 as Associate Portfolio Manager of the Capital Appreciation Fund. Prior to joining Wellington Management in 1995, Mr. Waterhouse was a portfolio manager with the Pioneer Group. He was previously a financial analyst at GTE Service Corporation from 1984.


    Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund and as one of the portfolio managers to the Global Leaders Fund. Mr. Alexander holds a CFA and has been a portfolio manager with Wellington Management since 1990.


    Paul D. Kaplan, Senior Vice President of Wellington Management, serves as portfolio manager to the Advisers Fund. Mr. Kaplan manages the fixed income component of the Advisers Fund. He has been a portfolio manager with Wellington Management since 1982. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.


    The equity component of the International Advisers Fund is managed by Trond Skramstad. Andrew S. Offit, one of the portfolio managers to the Global Leaders Fund and Associate Portfolio Manager to the International Opportunities Fund, serves as Associate Portfolio Manager for the equity component. The debt component of the International Advisers Fund is managed by Robert L. Evans, Vice President of Wellington Management. Prior to joining Wellington Management as a portfolio manager in 1995, Mr. Evans was a Senior Global Fixed Income Portfolio Manager with PIMCO from 1991 through 1994, and in the Global Fixed Income Department of Lehman Brothers International in London, England and New York City, New York from 1985 through 1990.



    Andrew S. Offit, Vice President of Wellington Management, serves as one of the portfolio managers to the Global Leaders Fund and as Associate Portfolio Manager to the International Opportunities Fund and International Advisers Fund. Prior to joining Wellington Management in 1997, Mr. Offit was a portfolio manager at Chestnut Hill Management during 1997, and at Fidelity Investments since 1987.


    The Bond Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO, joined HIMCO in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining HIMCO, Ms. Granger was

HARTFORD HLS MUTUAL FUNDS                                                     31
--------------------------------------------------------------------------------

a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over sixteen years of experience with fixed income investments.

    The Mortgage Securities Fund is managed by Timothy J. Wilhide. Mr. Wilhide is a Portfolio Manager and Senior Vice President of HIMCO. He has seventeen years of experience in the fixed income markets. Prior to joining HIMCO in June 1994, Mr. Wilhide was vice president and fixed income manager for J.P. Morgan & Co.

                               PORTFOLIO TURNOVER


    Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and/or Wellington Management believe that such a disposition is in the Fund's best interest. For the fiscal year ended December 31, 1997, the portfolio turnover rate of each Fund in operation as of that date was below 100% except for the Small Company Fund, International Advisers Fund and Bond Fund, which were 222%, 163% and 113%, respectively. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains.


                             BROKERAGE COMMISSIONS


    Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the Funds.


                            ADMINISTRATIVE SERVICES
                                 FOR THE FUNDS


    An Administrative Services Agreement between each Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to each Fund. Under the terms of these Agreements, Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. Hartford Life has also agreed to arrange for the provision of additional services necessary for the proper operation of the Funds, although the Funds pay for these services directly. See "Expenses of the Funds." As compensation for the services to be performed by Hartford Life, each Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee equal to the annual rate of .175% of the average daily net assets of the Fund.


                             EXPENSES OF THE FUNDS

    Each Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by Hartford Life), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each Fund other than those who are also officers of Hartford Life or its affiliates; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders and other miscellaneous expenses related directly to the Funds' operations and interest.

    The total expenses of each Fund including administrative and investment advisory fees for 1997 as a percentage of the Funds' average net assets were as follows:

                                         % OF ASSETS
                                        -------------
Capital Appreciation Fund                      .64%
Dividend and Growth Fund                       .68%
Index Fund                                     .39%
International Opportunities Fund               .77%
MidCap Fund(1)                                 .46%
Small Company Fund                             .77%
Stock Fund                                     .45%
Advisers Fund                                  .63%
International Advisers Fund                    .87%
Bond Fund                                      .51%
Mortgage Securities Fund                       .45%
Money Market Fund                              .44%

---------

(1) Portion of fees waived in 1997


    Figures are not shown for the Global Leaders Fund and Growth and Income Fund because those Funds were not in operation in 1997.

32                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

                        PERFORMANCE RELATED INFORMATION

    The Funds may advertise certain performance related information. Performance information about a Fund is based on the Fund's past performance only and is no indication of future performance.

    Each Fund may include its total return in advertisements or other sales material. When a Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

    The Money Market Fund may advertise yield and effective yield. The yield of each of those Funds is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Fund shares and thus compounded in the course of a 52-week period.

                                   DIVIDENDS

    The shareholders of each Fund shall be entitled to receive such dividends as may be declared by each Fund's Board of Directors, from time to time based upon the investment performance of the assets making up that Fund's portfolio. The policy with respect to each Fund, except the Money Market Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market Fund declares dividends on a daily basis and pays them monthly.

    Such dividends and distributions will be automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date. Provision is also made to pay such dividends and distributions in cash if requested. Such dividends and distributions will be in cash or in full or fractional shares of the Fund at net asset value.

                                DETERMINATION OF
                                NET ASSET VALUE

    The net asset value per share is determined for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets by the number of shares outstanding. The assets of each Fund (except the money market funds) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

                            PURCHASE OF FUND SHARES

    Fund shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life. Shares of the Funds are sold by Hartford Securities Distribution Company (the "Distributor") on a no-load basis at their net asset values. See "Determination of Net Asset Value" and "Sale and Redemption of Shares."

    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford Life and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policy owners, each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of a Fund were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

    The Funds offer investors two different classes of shares -- Class IA and Class IB. Class IA shares are offered by this Prospectus. Class IB shares are offered by a separate prospectus in connection with a variable annuity product. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices and performance.

HARTFORD HLS MUTUAL FUNDS                                                     33
--------------------------------------------------------------------------------

                              SALE AND REDEMPTION
                                   OF SHARES


    The Class IA shares of each Fund are sold and redeemed by the Fund at their net asset value next determined after receipt of a purchase or redemption order in good order in writing at its home office, P.O. Box 5085, Hartford, CT 06102-5085. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the Funds. However, the right to redeem Fund shares may be suspended or payment therefor postponed for any period during which: (1) trading on the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the SEC, as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (3) the SEC by order so permits for the protection of stockholders of the Funds.


                              FEDERAL INCOME TAXES

    Each Fund has elected and intends to qualify under Subchapter M of the Code. Each Fund intends to distribute all of its net income and gains to shareholders. Such distributions are taxable income and capital gains. Each Fund will inform shareholders of the amount and nature of such income and gains. Each Fund may be subject to a 4% nondeductible excise tax as well as an income tax measured with respect to certain undistributed amounts of income and capital gain. Each Fund expects to make such additional distributions of net investment income as are necessary to avoid the application of these taxes. For a discussion of the tax implications of a purchase or sale of the Funds' shares by the insurer, reference should be made to the section entitled "Federal Tax Considerations" in the appropriate separate account prospectus.
    If eligible, each Fund may make an election to pass through to its shareholder, Hartford Life, a credit for any foreign taxes paid during the year. If such election is made, the pass-through of the foreign tax credit will result in additional taxable income and income tax to Hartford Life. The amount of additional tax may be more than offset by the foreign tax credits which are passed through. These foreign tax credits may provide a benefit to Hartford Life.

                   OWNERSHIP AND CAPITALIZATION OF THE FUNDS
                                 CAPITAL STOCK

    The Board of Directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Funds into one or more classes. Accordingly, the Directors have authorized the issuance of two classes of shares of the Funds designated as Class IA and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.


    As of the date of this Prospectus, the authorized capital stock of the Funds, except for the Global Leaders Fund and Growth and Income Fund, consisted of the following shares at a par value of $.10 per share: Capital Appreciation Fund, 2 billion; Dividend and Growth Fund, 3 billion; Index Fund, 1 billion; International Opportunities Fund, 1.5 billion; MidCap Fund, 750 million; Small Company Fund, 750 million; Stock Fund, 2 billion; Advisers Fund, 6 billion; International Advisers Fund, 750 million; Bond Fund, 1.5 billion; Mortgage Securities Fund, 800 million; and Money Market Fund, 1.3 billion. The authorized capital stock of the Hartford Series Fund, Inc. consisted of 3 billion shares at a par value of $.001 per share, which is allocated as follows: Global Leaders Fund, 1.5 billion; and Growth and Income Fund, 1.5 billion. The shares of each Fund are divided into Class IA and Class IB.


    As of December 31, 1997, HL Advisors owned 3,000,000 Class IA shares (12.36%) of the MidCap Fund.

    At December 31, 1997, certain Hartford Life group pension contracts held direct interests in Class IA shares of the Funds as follows:

                                             SHARES         %
                                          ------------  ---------
Index Fund..............................    23,020,319      5.90%
Mortgage Securities Fund................    16,076,327      5.35%
Money Market Fund.......................    25,433,642      4.15%
Capital Appreciation Fund...............    20,321,589      1.87%
International Opportunities Fund........     9,832,576      1.16%
Advisers Fund...........................    30,369,579      0.93%
Small Company Fund......................     1,508,936      0.86%
Bond Fund...............................     3,649,073      0.69%
Dividend & Growth Fund..................     4,708,801      0.46%
International Advisers Fund.............       534,692      0.30%
Stock Fund..............................     2,343,837      0.25%

34                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

                                     VOTING

    Under each Fund's multi-class system, shares of each class of a Fund represent an equal pro rata interest in that Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Fund's Board of Directors under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributor for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act. Each shareholder shall be entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. Class specific issues, such as a modification to a Rule 12b-1 plan for Class IB shares that could materially increase fees, will be voted on only by the affected class. With respect to the Funds' shares issued as described above under "Purchase of Fund Shares," as well as Fund shares which are not otherwise attributable to variable annuity contract owners or variable life policy holders, Hartford Life shall be the shareholder of record. Hartford Life will vote all Fund shares, pro rata, according to the written instructions of the contract owners of the variable annuity contracts and the policy holders of the variable life contracts issued by it using the Funds as investment vehicles. This position is consistent with the policy of the SEC staff.


                                  OTHER RIGHTS

    Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights and are redeemable as set forth under "Sale and Redemption of Shares." Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                              GENERAL INFORMATION
                            REPORTS TO SHAREHOLDERS


    The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.


                                  DISTRIBUTOR

    Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as Distributor to the Funds.

                                   CUSTODIAN

    State Street Bank and Trust Company, Boston, Massachusetts, serves as custodian of each Fund's assets.

                    TRANSFER AND DIVIDEND DISBURSING AGENTS

    Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the Funds.

                           PENDING LEGAL PROCEEDINGS

    As of the date of this Prospectus, there are no material pending legal proceedings involving the Funds, HL Advisors, HIMCO or Wellington Management as a party.

                            REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.

    For additional information, write to "Hartford Family of Funds", c/o Individual Annuity Operations, P.O. Box 5085, Hartford, CT 06102-5085.

HARTFORD HLS MUTUAL FUNDS                                                     35
--------------------------------------------------------------------------------

                                   APPENDIX A

    The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                                RATING OF BONDS

    MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

    STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

    AAA -- Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

    A -- Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

    BBB -- Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

    BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           RATING OF COMMERCIAL PAPER

    Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

36                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

    MOODY'S

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

    STANDARD & POOR'S

    The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

- Liquidity ratios are adequate to meet cash requirements.

    Liquidity ratios are basically as follows, broken down by the type of issuer:

    Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

    Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

    Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

- The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

- The issuer has access to at least two additional channels of borrowing.

- Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

- Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

- The reliability and quality of management are unquestioned.

HARTFORD HLS MUTUAL FUNDS                                                     37
--------------------------------------------------------------------------------

                                   APPENDIX B
                          CREDIT QUALITY DISTRIBUTION

    HARTFORD BOND FUND

    The average quality distribution of the portfolio of the Hartford Bond Fund as of December 31, 1997 as assigned by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's"), was as follows:

   QUALITY
DISTRIBUTION                       QUALITY
     AS                        DISTRIBUTION AS
 ASSIGNED BY   PERCENTAGE OF     ASSIGNED BY     PERCENTAGE OF
   MOODY'S       PORTFOLIO    STANDARD & POORS     PORTFOLIO
-------------  -------------  -----------------  -------------
     Aaa             46.0%           AAA               47.4%
     Aa               9.9%           AA                10.7%
      A               8.8%            A                 7.0%
     Baa             11.2%           BBB               14.4%
     Ba              20.8%           BB                13.9%
      B               1.1%            B                 4.6%
   Unrated            2.2%         Unrated              2.0%
               -------------                     -------------
    Total           100.0%          Total             100.0%

                           Hartford HLS Mutual Funds
                         PROSPECTUS -- OCTOBER   , 1998
                                Class IB Shares



This Prospectus provides a choice of fourteen mutual funds (each a "Fund" and together the "Funds") which serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively "Hartford Life"). Each Fund offers two classes of shares: Class IB shares offered hereby and Class IA shares offered pursuant to another prospectus. The Funds, which have different investment objectives and policies, are described below.

                                  STOCK FUNDS

 FUND NAME                                 GOAL                                     INVESTMENT STYLE
 ---------------------------  ------------------------------  ------------------------------------------------------------
 Capital Appreciation         Growth of capital               Equity: Invests in small, medium, and large companies;
                                                              portfolio is comprised primarily of a blend of growth and
                                                              value stocks and is broadly diversified across industries.
 Dividend and Growth          High level of income, growth    Equity: Invests primarily in large, well-known U.S.
                              of capital                      companies that have historically paid above average
                                                              dividends and have the ability to sustain and potentially
                                                              increase dividends; portfolio is broadly diversified across industries.
 Global Leaders               Growth of capital               Equity: Invests primarily in high-quality U.S. and non-U.S.
                                                              growth companies; portfolio is broadly diversified across
                                                              industries and companies, and under normal market conditions will be diversified across at least five countries, one of which will be the U.S.
 Growth and Income            Growth of capital, current      Equity: Invests primarily in equity securities with earnings
                              income                          growth potential and steady or rising dividends; portfolio is broadly diversified across industries.
 Index                        To track general stock market   Equity: Seeks investment results which approximate the price
                              performance                     and yield performance of publicly-traded common stocks in
                                                              the aggregate; attempts to approximate the capital
                                                              performance and the dividend income of the Standard & Poor's
                                                              500 Composite Stock Index.
 International Opportunities  Growth of capital               International Equity: Invests primarily in large,
                                                              high-quality non-U.S. companies in established markets, and on a limited basis, in smaller companies and emerging
                                                              markets; portfolio is broadly diversified across industries and countries.
 MidCap                       Growth of capital               Equity: Invests primarily in high quality U.S. companies
                                                              with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index; portfolio is broadly diversified across industries which are expected to grow
                                                              faster than the overall economy.
 Small Company                Growth of capital               Equity: Invests primarily in stocks of companies with market capitalizations within the range represented by the Russell
                                                              2000 Index; portfolio is broadly diversified across
                                                              industries.
 Stock                        Growth of capital               Equity: Invests primarily in large, high quality U.S.
                                                              companies; portfolio is broadly diversified across
                                                              industries which are expected to grow faster than the
                                                              overall economy.
                                                  ASSET ALLOCATION FUNDS

 FUND NAME                                 GOAL                                     INVESTMENT STYLE
 ---------------------------  ------------------------------  ------------------------------------------------------------
 Advisers                     Long-term total return          Asset Allocation: Invests in a mix of stocks, bonds and
                                                              money market instruments; portfolio assets are allocated
                                                              gradually among the asset classes based upon the portfolio manager's view of the economy and valuation of the market
                                                              sectors; short term market timing is not used.
 International Advisers       Long-term total return          International Asset Allocation: Invests in a mix of stocks, bonds and money market instruments; portfolio assets are
                                                              diversified among at least five countries and are allocated gradually among the asset classes based upon the portfolio manager's view of the economy and valuation of the market
                                                              sectors; short term market timing is not used.

                                                        BOND FUNDS
 FUND NAME                                 GOAL                                     INVESTMENT STYLE
 ---------------------------  ------------------------------  ------------------------------------------------------------
 Bond                         High level of income, total     Bond: Invests primarily in investment grade bonds; up to 20%
                              return                          may be invested in the highest quality tier of the high
                                                              yield rating category.
 Mortgage Securities          Maximum current income          Mortgage-related securities: Invests primarily in high
                              consistent with preservation    quality mortgage-related securities, including securities
                              of principal                    issued or guaranteed by government agencies,
                                                              instrumentalities or sponsored corporations.
                                                     MONEY MARKET FUND
 FUND NAME                                 GOAL                                     INVESTMENT STYLE
 ---------------------------  ------------------------------  ------------------------------------------------------------
 Money Market                 Maximum current income          Money Market: Invests in short-term money market
                              consistent with preservation    instruments.
                              of capital

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL ACHIEVE THIS GOAL.
--------------------------------------------------------------------------------


THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT A FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF
ADDITIONAL INFORMATION DATED OCTOBER   , 1998 ("SAI"), WHICH HAS BEEN
INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO OBTAIN A COPY WITHOUT CHARGE CALL 1-800-862-6668 OR WRITE TO "HARTFORD FAMILY OF FUNDS, C/O INDIVIDUAL ANNUITY OPERATIONS, P.O. BOX 5085, HARTFORD, CT 06102-5085.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.
--------------------------------------------------------------------------------

HARTFORD HLS MUTUAL FUNDS                                                      3
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                             PAGE
                                                                             ----
 Introduction to the Hartford HLS Mutual Funds.............................     4
 Investment Objectives and Styles of the Funds.............................     4
 Common Investment Policies and Risk Factors...............................    10
 Management of the Funds...................................................    16
 Administrative Services for the Funds.....................................    19
 Expenses of the Funds.....................................................    19
 Performance Related Information...........................................    19
 Dividends.................................................................    20
 Determination of Net Asset Value..........................................    20
 Purchase of Fund Shares...................................................    20
 Sale and Redemption of Shares.............................................    20
 Federal Income Taxes......................................................    21
 Ownership and Capitalization of the Funds.................................    21
 General Information.......................................................    22
 Appendix A: Description of Securities Ratings.............................    23
 Appendix B: Credit Quality Distribution...................................    25


    There is the possibility that an individual Fund may be held liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other Fund(s).

    Additional information about the performance of each Fund, including Management's Discussion and Analysis of Results, is contained in the Funds' annual and semi-annual reports to shareholders, which may be obtained without charge by calling 1-800-862-6668.

4                                                      HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------


                              INTRODUCTION TO THE
                           HARTFORD HLS MUTUAL FUNDS



    The Funds are made available to serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life. Each Fund operates as a diversified open-end management investment company. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each Fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.



    Each Fund offers two classes of shares: Class IA shares and Class IB shares. The shares of each Fund are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity contracts issued by Hartford Life. Both classes of shares are offered and redeemed at their net asset value without the imposition of any sales load. Only Class IB shares are offered by this Prospectus. The Class IB shares were first offered publicly in April, 1998. Class IA shares are offered pursuant to another prospectus and are subject to the same expenses as the Class IB shares, but unlike the Class IB shares, they are not subject to distribution fees imposed pursuant to a distribution ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Inquiries regarding Class IA shares should be addressed to Hartford Family of Funds, c/o Individual Annuity Operations, P.O. Box 5085, Hartford, CT 06102-5085 or by calling 1-800-862-6668.



    HL Investment Advisors, Inc. ("HL Advisors") is the investment manager to each Fund. In addition, under HL Advisors' general management, Wellington Management Company, LLP ("Wellington Management") serves as investment sub-adviser to the Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Leaders HLS Fund, Growth and Income HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small Company HLS Fund, Stock HLS Fund, Advisers HLS Fund and International Advisers HLS Fund. In addition, under HL Advisors' general management, The Hartford Investment Management Company ("HIMCO-Registered Trademark-") serves as investment sub-adviser to the Index HLS Fund, Bond HLS Fund, Mortgage Securities HLS Fund and Money Market HLS Fund.



    HL Advisors was incorporated in Connecticut in 1981 and is a majority-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $130 billion in assets. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. HIMCO was incorporated in 1996 and is a wholly-owned subsidiary of The Hartford. As of March 31, 1998, HL Advisors had investment management authority with respect to approximately $24 billion of assets, HIMCO and its wholly-owned subsidiary had investment management authority with respect to approximately $56 billion of assets and Wellington Management had investment management authority with respect to approximately $194 billion of assets for various clients.


                           INVESTMENT OBJECTIVES AND
                              STYLES OF THE FUNDS


    The Funds have different investment objectives and policies, as described below. These differences can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. For more information about the investment strategies employed by the Funds, see "Common Investment Policies and Risk Factors." The investment objective of each Fund and certain other investment restrictions enumerated in detail in the SAI are considered fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the particular Fund. All other policies not specifically designated as fundamental are nonfundamental and may be changed by the Board of Directors of the particular Fund. The percentage limits described in the sections below are determined as of the time securities are purchased. See the SAI for a complete listing of investment restrictions. Stated below is the investment objective and investment style for each Fund. For a description of each Fund's investment policies and risk factors, see "Common Investment Policies and Risk Factors."



                  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.



    Hartford Capital Appreciation HLS Fund, Inc. (formerly known as Hartford Capital Appreciation Fund, Inc.) (the "Capital Appreciation Fund") was incorporated in 1983 under Maryland law.

HARTFORD HLS MUTUAL FUNDS                                                      5
--------------------------------------------------------------------------------

    INVESTMENT OBJECTIVE.


    The Capital Appreciation Fund seeks growth of capital by investing in equity securities selected on the basis of potential for capital appreciation.


    INVESTMENT STYLE.

    The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. Income, if any, is an incidental consideration. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation Fund's total assets may be invested in securities of non-U.S. companies.



                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.



    Hartford Dividend and Growth HLS Fund, Inc. (formerly known as Hartford Dividend and Growth Fund, Inc.) (the "Dividend and Growth Fund") was incorporated in 1993 under Maryland law.


    INVESTMENT OBJECTIVE.


    The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital by investing primarily in equity securities.


    INVESTMENT STYLE.

    The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio is broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.


                        HARTFORD GLOBAL LEADERS HLS FUND



    Hartford Global Leaders HLS Fund (the "Global Leaders Fund") is a diversified series of Hartford Series Fund, Inc., an open-end management investment company which was incorporated in 1998 under Maryland law.



    INVESTMENT OBJECTIVE.



    The Global Leaders Fund seeks growth of capital by investing primarily in equity securities issued by U.S. companies and non-U.S. companies.



    INVESTMENT STYLE.



    The Global Leaders Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries and companies. Securities in which the Global Leaders Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit and its successor, the Euro) and may trade in U.S. markets and non-U.S. markets. Under normal market and economic conditions the assets of the Global Leaders Fund are invested in equity securities of U.S. growth companies and non-U.S. growth companies that Wellington Management believes are globally competitive or are leaders within a local or regional market.



    The Global Leaders Fund uses a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes to identify companies which offer the most potential for capital appreciation given current and projected global and local economic and market conditions.



    Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Global Leaders Fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team and attractive relative value within the context of the global marketplace or a security's primary trading market. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value. The

6                                                      HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------


Global Leaders Fund anticipates that, under normal market conditions, it will diversify its investments in securities of issuers in at least five countries, one of which will be the United States, and will be subject to certain risks associated with investments in securities issued by non-U.S. companies. The Global Leaders Fund does not have predetermined percentages on the amount of the Fund's assets that may be invested in each country.



                      HARTFORD GROWTH AND INCOME HLS FUND



    Hartford Growth and Income HLS Fund (the "Growth and Income Fund") is a diversified series of Hartford Series Fund, Inc., an open-end management investment company which was incorporated in 1998 under Maryland law.



    INVESTMENT OBJECTIVE.



    The Growth and Income Fund seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.



    INVESTMENT STYLE.



    The Growth and Income Fund invests in a diversified portfolio of primarily equity securities that typically have steady or rising dividends and whose prospects for capital appreciation are considered favorable by Wellington Management. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Wellington Management then uses proprietary quantitative techniques to affirm its fundamental evaluation of a security. The quantitative techniques evaluate a security using valuation analysis, which includes use of a dividend discount model and cash flow analysis, combined with momentum analysis, which includes an assessment of a company's earnings momentum and stock price momentum. The quantitative techniques look to affirm the fundamental evaluation by identifying those securities that are attractive from the fundamental perspective and are also both inexpensive based on the quantitative valuation factors and timely according to the quantitative momentum factors. The Fund's portfolio will be broadly diversified by industry and company. Up to 20% of the Fund's total assets may be invested in securities of non-U.S. companies.



                         HARTFORD INDEX HLS FUND, INC.



    Hartford Index HLS Fund, Inc. (formerly known as Hartford Index Fund, Inc.) (the "Index Fund") was incorporated in 1983 under Maryland law.


    INVESTMENT OBJECTIVE.

    The Index Fund seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate.

    INVESTMENT STYLE.

    The Index Fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the management of the Index Fund, is representative of the performance of publicly-traded common stocks. Therefore, the Index Fund attempts to approximate the capital performance and dividend income of the Index.

    The Index Fund generally invests in no fewer than 499 stocks. HIMCO selects stocks for the Index Fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances, normally not expected to exceed 2% of the Index Fund's net assets, may be invested in short-term money market instruments.


    The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P") chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 1997, approximately fifty percent of the Index was composed of the fifty-six largest companies, the five largest being General Electric Co., Coca-Cola Company, Microsoft Corp., Exxon Corp. and Merck & Co., Inc.


    No attempt is made to "manage" the Index Fund's portfolio in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Index Fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the Index Fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

    The Index Fund's ability to approximate the performance of the Index will depend to some extent on the size of cash flows into and out of the Index Fund. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Index Fund's portfolio to the Index, to the maximum practicable extent.

    "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P

HARTFORD HLS MUTUAL FUNDS                                                      7
--------------------------------------------------------------------------------

makes no representation or warranty, express or implied, to the shareholders of the Index Fund regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the Index Fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the Index Fund or the timing of the issuance or sale of shares in the Index Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Fund.

    In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Index Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


                      HARTFORD INTERNATIONAL OPPORTUNITIES
                                 HLS FUND, INC.



    Hartford International Opportunities HLS Fund, Inc. (formerly known as Hartford International Opportunities Fund, Inc.) (the "International Opportunities Fund") was incorporated in 1990 under Maryland law.


    INVESTMENT OBJECTIVE.


    The International Opportunities Fund seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.


    INVESTMENT STYLE.


    The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit and its successor, the Euro) and generally are traded in non-U.S. markets. Under normal market conditions, at least 65% of the International Opportunities Fund's total assets are invested in equity securities issued by non-U.S. companies. Wellington Management uses a three-pronged investment approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. See "Non-U.S. Securities" below and the SAI for additional risk disclosure concerning non-U.S. securities. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. The International Opportunities Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.



                         HARTFORD MIDCAP HLS FUND, INC.



    Hartford MidCap HLS Fund, Inc. (formerly known as Hartford MidCap Fund, Inc.) (the "MidCap Fund") was incorporated in 1997 under Maryland law.


    INVESTMENT OBJECTIVE.

    The MidCap Fund seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

    INVESTMENT STYLE.


    The MidCap Fund seeks to achieve its objective by investing in a diversified portfolio of primarily equity securities and securities convertible into equity securities. Under normal market and economic conditions at least 65% of the MidCap Fund's total assets are invested in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. The MidCap Fund uses a two-tiered investment approach. First, under what is sometimes referred to as a "top down"

8                                                      HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, and demographic trends. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy.
    Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The MidCap Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value. Up to 20% of the MidCap Fund's total assets may be invested in securities of non-U.S. companies.


                     HARTFORD SMALL COMPANY HLS FUND, INC.



    Hartford Small Company HLS Fund, Inc. (formerly known as Hartford Small Company Fund, Inc.) (the "Small Company Fund") was incorporated in 1996 under Maryland law.


    INVESTMENT OBJECTIVE.

    The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.


    Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies with market capitalizations within the range represented by the Russell 2000 Index ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments, Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "Common Investment Policies and Risk Factors -- Small Capitalization Securities".



                         HARTFORD STOCK HLS FUND, INC.



    Hartford Stock HLS Fund, Inc. (formerly known as Hartford Stock Fund, Inc.) (the "Stock Fund") was incorporated in 1976 under Maryland law.


    INVESTMENT OBJECTIVE.


    The Stock Fund seeks long-term growth of capital, with income as a secondary consideration, by investing in primarily equity securities.


    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.


                        HARTFORD ADVISERS HLS FUND, INC.



    Hartford Advisers HLS Fund, Inc. (formerly known as Hartford Advisers Fund, Inc.) (the "Advisers Fund") was incorporated in 1982 under Maryland law.

HARTFORD HLS MUTUAL FUNDS                                                      9
--------------------------------------------------------------------------------

    INVESTMENT OBJECTIVE.


    The Advisers Fund seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.


    INVESTMENT STYLE.


    The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "Common Investment Policies and Risk Factors -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.



                        HARTFORD INTERNATIONAL ADVISERS
                                 HLS FUND, INC.



    Hartford International Advisers HLS Fund, Inc. (formerly known as Hartford International Advisers Fund, Inc.) (the "International Advisers Fund") was incorporated in 1994 under Maryland law.


    INVESTMENT OBJECTIVE.

    The International Advisers Fund seeks maximum long-term total rate of return by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.


    INVESTMENT STYLE.

    The International Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the International Advisers Fund will normally have some portion of its assets invested in each asset category. The International Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The International Advisers Fund's investments in equity securities are substantially similar to the equity securities investments permitted for the International Opportunities Fund. See "Hartford International Opportunities Fund, Inc.-- Investment Style."


    The International Advisers Fund consists of a diversified portfolio of securities covering a broad range of countries, industries, and companies. The International Advisers Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. See "Non-U.S. Securities" below and the SAI for additional risk disclosure concerning non-U.S. securities.



    Securities in which the International Advisers Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit and its successor, the Euro) and generally are traded on non-U.S. markets.


    Debt securities in which the International Advisers Fund may invest include investment grade, non-convertible debt securities assigned within the four highest bond rating categories by Moody's Investors Service, Inc. ("Moody's") or S&P, or, if unrated, which are determined by Wellington Management to be of comparable quality. In addition, the International Advisers Fund may invest up to 15% of its total assets in high yield-high risk securities, commonly known as "junk bonds." Such securities may be rated as low as "C" by Moody's and by S&P, or, if unrated, are of comparable quality as determined by Wellington Management.


                          HARTFORD BOND HLS FUND, INC.



    Hartford Bond HLS Fund, Inc. (formerly known as Hartford Bond Fund, Inc.) (the "Bond Fund") was incorporated in 1982 under Maryland law.

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10                                                     HARTFORD HLS MUTUAL FUNDS
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    INVESTMENT OBJECTIVE.

    The Bond Fund seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

    INVESTMENT STYLE.


    The Bond Fund is comprised of a diversified portfolio of fixed-income securities. Under normal circumstances at least 80% of the Bond Fund's portfolio is invested in investment grade bond-type securities. Up to 20% of the Bond Fund may be invested in securities rated in the highest category of below investment grade bonds ("Ba" by Moody's or "BB" by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality). Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Investments in securities rated in the highest category below investment grade may offer an attractive risk/reward trade-off and investment in this sector may enhance the current yield and total return of the Bond Fund over time. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with both a high level of current income and attractive relative total returns.


    The Bond Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Under normal circumstances, up to 20% of the Bond Fund's total assets may be invested in securities of non-U.S. companies.


                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.



    Hartford Mortgage Securities HLS Fund, Inc. (formerly known as Hartford Mortgage Securities Fund, Inc.) (the "Mortgage Securities Fund") was incorporated in 1984 under Maryland law.


    INVESTMENT OBJECTIVE.

    The Mortgage Securities Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

    INVESTMENT STYLE.

    The Mortgage Securities Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations or (ii) rated A or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by HIMCO. At times the Mortgage Securities Fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when HIMCO deems such investments to be consistent with the Fund's investment objective; however, no such investments will be made in excess of 20% of the value of the Fund's total assets. Such investments will be considered mortgage-related securities for purposes of the policy that the Fund invest at least 65% of the value of its total assets in mortgage-related securities, including securities issued by the GNMA.


                      HARTFORD MONEY MARKET HLS FUND, INC.



    Hartford Money Market HLS Fund, Inc. (formerly known as HVA Money Market Fund, Inc.) (the "Money Market Fund") was incorporated in 1982 under Maryland law.


    INVESTMENT OBJECTIVE.

    The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT STYLE.

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.

                  COMMON INVESTMENT POLICIES AND RISK FACTORS


    The percentage limits described in the sections below are determined as of the time securities are purchased.


                          MONEY MARKET INSTRUMENTS AND
                        TEMPORARY INVESTMENT STRATEGIES


    In addition to the Money Market Fund, which may hold cash and money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

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HARTFORD HLS MUTUAL FUNDS                                                     11
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    Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.


                             REPURCHASE AGREEMENTS


    Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Fund's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO's and Wellington Management's compliance with such standards.


                         REVERSE REPURCHASE AGREEMENTS

    Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Fund's custodian bank in which a Fund will maintain liquid assets equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.

                                DEBT SECURITIES

    Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities (International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund, Mortgage Securities Fund and Money Market Fund only); (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund and Mortgage Securities Fund only); and (5) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers.

                        INVESTMENT GRADE DEBT SECURITIES

    Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.

                      HIGH YIELD-HIGH RISK DEBT SECURITIES


    The Capital Appreciation Fund, Dividend and Growth Fund, Global Leaders, Growth and Income Fund, MidCap Fund, Small Company Fund, Stock Fund, Advisers Fund and International Opportunities Fund may invest up to 5% of their assets and the International Advisers Fund may invest up to 15% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Fund may invest up to 20% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or, if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different

12                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------


gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in Appendix A. High yield-high risk debt securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.


                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


    The International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund and Mortgage Securities Fund may invest in mortgage-backed securities and the International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund, Mortgage Securities Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.


    Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

                               EQUITY SECURITIES


    All Funds except the Bond Fund as described below and except the Mortgage Securities Fund and Money Market Fund may invest in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.


                        SMALL CAPITALIZATION SECURITIES


    All Funds except the Mortgage Securities Fund and Money Market Fund may invest in equity securities (including securities issued in initial public offerings) of companies with market capitalizations within the range represented by the Russell 2000 Index ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources and may have less historical data with respect to operations and management. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. In addition, companies whose securities are offered in initial public offerings may be more dependent on a limited number of key employees. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.


                              NON-U.S. SECURITIES


    Under normal circumstances the International Opportunities Fund and International Advisers Fund intend to invest at least 65% of their assets in securities issued by non-U.S. issuers ("non-U.S. securities"). In addition, the International Opportunities Fund and International Advisers Fund may invest in commingled pools offered by non-U.S. banks. The Global Leaders Fund intends to invest its assets in at least five countries, one of which will be the U.S. Each other Fund, except the Mortgage Securities Fund, is permitted to invest up to 20% of its assets, and the Money Market Fund is permitted to invest up to 25% of its assets, in non-U.S. securities. The determination of the country where the issuer of a security is located may be based on such factors as the issuer's country of organization, the location of the primary trading market for its securities and the location of its offices and personnel. The Bond Fund intends to purchase securities denominated in U.S. dollars, or

HARTFORD HLS MUTUAL FUNDS                                                     13
--------------------------------------------------------------------------------

if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Bond Fund and Money Market Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.


    When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the issuer is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in U.S. securities. Less information may be available about non-U.S issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. From time to time, the International Opportunities Fund and International Advisers Fund may invest up to 25% and 25%, respectively, of their assets in securities of issuers located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of issuers located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.


                             CURRENCY TRANSACTIONS

    Each Fund, except the Index Fund, Mortgage Securities Fund and Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

    Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

    The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.

                         OPTIONS AND FUTURES CONTRACTS

    Each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may also result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.


    A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a

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14                                                     HARTFORD HLS MUTUAL FUNDS
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call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.

                                SWAP AGREEMENTS

    Each Fund, except the Index Fund and Money Market Fund, may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities.


    The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.

                              ILLIQUID SECURITIES

    Each Fund is permitted to invest in illiquid securities. The maximum percentage of illiquid securities which may be purchased by each Fund is 15% except for the Money Market Fund for which the limit is 10% of their net assets "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

HARTFORD HLS MUTUAL FUNDS                                                     15
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    Under current interpretations of the Securities and Exchange Commission
("SEC") staff, the following securities may be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.

                           OTHER INVESTMENT COMPANIES

    Each Fund, except the Index Fund and Money Market Fund, is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

                          PORTFOLIO SECURITIES LENDING


    Each Fund may lend its portfolio securities to broker/ dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) each loan is fully secured by appropriate collateral at all times as determined by HL Advisors; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets (including collateral received in connection with any loans).


                               OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline.

    The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any investment company.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of each Fund.

    In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO's or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.


    The services provided to the Funds by Hartford Life, HL Advisors, HIMCO, Wellington Management and other service providers, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Hartford Life, HL Advisors, HIMCO, Wellington Management and other service providers have been actively working on necessary changes to their computer systems to deal with the year 2000 issue and expect that their systems will be adapted in time for that event.

16                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

    The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:

(a) invest more than 25% of its assets in any one industry;

(b) borrow money, except from banks, and then only in amounts not exceeding
    33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy, each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);

(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:

    (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

    (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.

                            MANAGEMENT OF THE FUNDS

    Each Fund's Board of Directors manages the business and affairs of that Fund and takes action on all matters not reserved for the shareholders, including the annual election of officers of the Fund who carry out all orders and resolutions of the Board of Directors and carry out functions relating to the day to day management of the affairs of the Fund.

                              MANAGEMENT SERVICES


    HL Advisors serves as investment manager to each Fund pursuant to written agreements entered into between HL Advisors and each Fund. Pursuant to such agreements HL Advisors has overall investment supervisory responsibility for each Fund. In addition, Hartford Life, an affiliate of HL Advisors, provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HL Advisors has contracted with Wellington Management for the provision of day to day investment management services to the Capital Appreciation Fund, Dividend and Growth Fund, Global Leaders Fund, Growth and Income Fund, International Opportunities Fund, MidCap Fund, Small Company Fund, Stock Fund, Advisers Fund, and International Advisers Fund. In addition, HL Advisors has contracted with HIMCO for the provision of day to day investment management and other services for the Bond Fund, Index Fund, Mortgage Securities Fund and Money Market Fund. Each Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management or HIMCO.


    For services rendered to the Funds, HL Advisors charges a monthly fee based on the following annual rates as applied to the average of the calculated daily net asset value of the Funds.

 INDEX FUND

NET ASSET VALUE                               ANNUAL RATE
-------------------------------------------  -------------
All Assets                                         0.20%

MORTGAGE SECURITIES FUND AND MONEY MARKET FUND

NET ASSET VALUE                               ANNUAL RATE
-------------------------------------------  -------------
All Assets                                         0.25%

 BOND FUND AND STOCK FUND

NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $250,000,000                               0.325%
Next $250,000,000                                0.300%
Next $500,000,000                                0.275%
Amount Over $1 Billion                           0.250%


CAPITAL APPRECIATION FUND, DIVIDEND AND GROWTH FUND, GLOBAL LEADERS FUND,
 INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, SMALL COMPANY FUND, ADVISERS FUND AND INTERNATIONAL ADVISERS FUND


NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $250,000,000                               0.575%
Next $250,000,000                                0.525%
Next $500,000,000                                0.475%
Amount Over $1 Billion                           0.425%


    HL Advisors has agreed to waive its fees for the Growth and Income Fund until the assets of this Fund (excluding assets contributed by companies affiliated with HL Advisors) first reach $20 million and to waive its fees for the Global Leaders Fund until the assets of this Fund (excluding assets contributed by companies affiliated with HL Advisors) first reach $20 million.


    Under the terms of the Investment Management Agreements, HL Advisors, subject to the supervision of the Funds' Board of Directors, provides investment management supervision to each Fund in accordance with the Funds' investment objectives, policies and restrictions.

HARTFORD HLS MUTUAL FUNDS                                                     17
--------------------------------------------------------------------------------

    For 1997, the management fees (advisory and administrative fees) for each Fund as a percentage of average net assets were as follows:


                                         % OF ASSETS
                                        -------------
Capital Appreciation Fund                      .62%
Dividend and Growth Fund                       .66%
Index Fund                                     .37%
International Opportunities Fund               .68%
MidCap Fund(1)                                 .13%
Small Company Fund                             .74%
Stock Fund                                     .44%
Advisers Fund                                  .61%
International Advisers Fund                    .75%
Bond Fund                                      .49%
Mortgage Securities Fund                       .43%
Money Market Fund                              .42%


---------


  (1) Portion of management fee waived in 1997



    Figures are not shown for the Global Leaders Fund and Growth and Income Fund because those Funds were not in operation in 1997.


    HL Advisors, Hartford Plaza, Hartford, Connecticut 06115, is a wholly-owned subsidiary of Hartford Life and was organized under the laws of the State of Connecticut in 1981. A wholly-owned subsidiary of HL Investment Advisors, Hartford Investment Financial Services Company, serves as investment adviser to several other Hartford Life-sponsored funds which are also registered with the SEC. Hartford Life is a majority owned subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of The Hartford Financial Services Group, Inc.

    Certain officers of the Funds are also officers and/or directors of HL Advisors and HIMCO: Joseph H. Gareau is a Director and the President of HL Advisors and HIMCO; Andrew W. Kohnke is a Managing Director and a Director of HL Advisors and HIMCO; and C. Michael O'Halloran is a Director, Secretary and General Counsel of HL Advisors and HIMCO.

                   INVESTMENT SUB-ADVISORY AND OTHER SERVICES


    Wellington Management serves as investment sub-adviser to the Capital Appreciation Fund, Dividend and Growth Fund, Global Leaders Fund, Growth and Income Fund, International Opportunities Fund, MidCap Fund, Small Company Fund, Stock Fund, Advisers Fund and International Advisers Fund pursuant to written contracts entered into between HL Advisors and Wellington Management. In addition, HIMCO serves as investment sub-adviser to the Index Fund, Mortgage Securities Fund, Bond Fund and Money Market Fund pursuant to written agreements between HL Advisors and HIMCO.


    In connection with the services provided to the Funds, Wellington Management and HIMCO make all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of the Funds and to the general supervision of the Fund's Boards of Directors and HL Advisors) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management and HIMCO regularly furnish reports to the Fund's Boards of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    For services rendered to the Wellington Management-advised Funds, Wellington Management charges a quarterly fee to HL Advisors. The Funds do not pay Wellington Management's fee nor any part thereof, nor do the Funds have any obligation or responsibility to do so. Wellington Management's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund.


DIVIDEND AND GROWTH FUND, GROWTH AND INCOME FUND, STOCK FUND AND ADVISERS FUND


NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $50,000,000                                0.325%
Next $100,000,000                                0.250%
Next $350,000,000                                0.200%
Amount Over $500,000,000                         0.150%


    Wellington Management has agreed to waive 100% of its sub-advisory fee with respect to the Growth and Income Fund until shareholder assets (excluding assets contributed by HL Advisors or its affiliates) reach $50 million.



CAPITAL APPRECIATION FUND, GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES
 FUND, MIDCAP FUND, SMALL COMPANY FUND AND INTERNATIONAL ADVISERS FUND


NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $50,000,000                                0.400%
Next $100,000,000                                0.300%
Next $350,000,000                                0.250%
Amount Over $500,000,000                         0.200%


    Wellington Management has agreed to waive 100% of its sub-advisory fee with respect to the Global Leaders Fund until shareholder assets (excluding assets contributed by HL Advisors or its affiliates) reach $50 million.



    Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of March 31, 1998, Wellington Management held discretionary management authority with respect to approximately $194

18                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.


    HIMCO is a professional money management firm which provides services to investment companies, employee benefit plans, its affiliated insurance company accounts and other institutional accounts. HIMCO was incorporated in 1996 and is a wholly owned subsidiary of The Hartford. As a corporate affiliate of HL Advisors, HIMCO is reimbursed by HL Advisors for the costs it incurs in providing such services to the Bond Fund, Index Fund, Mortgage Securities Fund and Money Market Fund.


                               PORTFOLIO MANAGERS

    Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.


    Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a portfolio manager with Wellington Management since 1987.



    James A. Rullo, CFA and Vice President of Wellington Management, serves as portfolio manager to the Growth and Income Fund. Prior to joining Wellington Management in 1994 as a quantitative analyst and portfolio manager, Mr. Rullo was a portfolio manager with PanAgora Asset Management from 1991 to 1994 and prior to that with The Boston Company from 1987.



    The International Opportunities Fund is managed by Trond Skramstad, Senior Vice President of Wellington Management and Chairman of the firm's Global Equity Strategy Group, a group of senior investment professionals focused on global investing. Andrew S. Offit, Vice President of Wellington Management, is Associate Portfolio Manager, in addition to serving as Associate Portfolio Manager of the International Advisers Fund and as one of the portfolio managers of the Global Leaders Fund. Prior to joining Wellington Management in 1993, Mr. Skramstad was an international equity portfolio manager at Scudder, Stevens & Clark since 1990.


    Phillip H. Perelmuter, Vice President of Wellington Management, serves as portfolio manager to the MidCap Fund. Mr. Perelmuter joined Wellington Management in 1995 as Associate Portfolio Manager of the Stock Fund and the Advisers Fund. Prior to joining Wellington Management, Mr. Perelmuter was Vice President of Institutional Equity Sales at CS First Boston Corporation (1988-1995), and a financial consultant at Merrill Lynch & Company (1983-1986). Mr. Perelmuter has over ten years of experience in the investment industry.


    Mark S. Waterhouse, Vice President of Wellington Management serves as portfolio manager to the Small Company Fund. Mr. Waterhouse joined Wellington Management in 1995 as Associate Portfolio Manager of the Capital Appreciation Fund. Prior to joining Wellington Management in 1995, Mr. Waterhouse was a portfolio manager with the Pioneer Group. He was previously a financial analyst at GTE Service Corporation from 1984.



    Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund and as one of the portfolio managers to the Global Leaders Fund. Mr. Alexander holds a CFA and has been a portfolio manager with Wellington Management since 1990.



    Paul D. Kaplan, Senior Vice President of Wellington Management, serves as portfolio manager to the Advisers Fund. Mr. Kaplan manages the fixed income component of the Advisers Fund. He has been a portfolio manager with Wellington Management since 1982. Rand L. Alexander, who is portfolio manager to the Stock Fund and one of the portfolio managers to the Global Leaders Fund, manages the equity component of the Advisers Fund.



    The equity component of the International Advisers Fund is managed by Trond Skramstad. Andrew S. Offit, one of the portfolio managers to the Global Leaders Fund and Associate Portfolio Manager to the International Opportunities Fund, serves as Associate Portfolio Manager for the equity component. The debt component of the International Advisers Fund is managed by Robert L. Evans, Vice President of Wellington Management. Prior to joining Wellington Management as a portfolio manager in 1995, Mr. Evans was a Senior Global Fixed Income Portfolio Manager with PIMCO from 1991 through 1994, and in the Global Fixed Income Department of Lehman Brothers International in London, England and New York City, New York from 1985 through 1990.



    Andrew S. Offit, Vice President of Wellington Management, serves as one of the portfolio managers to the Global Leaders Fund and as Associate Portfolio Manager to the International Opportunities Fund and International Advisers Fund. Prior to joining Wellington Management in 1997, Mr. Offit was a portfolio manager at Chestnut Hill Management during 1997, and at Fidelity Investments since 1987.



    The Bond Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO, joined HIMCO in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining HIMCO, Ms. Granger was

HARTFORD HLS MUTUAL FUNDS                                                     19
--------------------------------------------------------------------------------

a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over sixteen years of experience with fixed income investments.


    The Mortgage Securities Fund is managed by Timothy J. Wilhide. Mr. Wilhide is a Portfolio Manager and Senior Vice President of HIMCO. He has seventeen years of experience in the fixed income markets. Prior to joining HIMCO in June 1994, Mr. Wilhide was vice president and fixed income manager for J.P. Morgan & Co.


                               PORTFOLIO TURNOVER


    Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and/or Wellington Management believe that such a disposition is in the Fund's best interest. For the fiscal year ended December 31, 1997, the portfolio turnover rate of each Fund in operation as of that date was below 100% except for the Small Company Fund, International Advisers Fund and Bond Fund, which were 222%, 163% and 113%, respectively. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains.


                             BROKERAGE COMMISSIONS


    Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the Funds.


                            ADMINISTRATIVE SERVICES
                                 FOR THE FUNDS


    An Administrative Services Agreement between each Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to each Fund. Under the terms of these Agreements, Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. Hartford Life has also agreed to arrange for the provision of additional services necessary for the proper operation of the Funds, although the Funds pay for these services directly. See "Expenses of the Funds." As compensation for the services to be performed by Hartford Life, each Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee equal to the annual rate of .175% of the average daily net assets of the Fund.


                             EXPENSES OF THE FUNDS

    Each Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by Hartford Life), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each Fund other than those who are also officers of Hartford Life or its affiliates; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders and other miscellaneous expenses related directly to the Funds' operations and interest. As discussed in greater detail below, under "Sale and Redemption of Shares", the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of Class IB shares.

                        PERFORMANCE RELATED INFORMATION

    The Funds may advertise certain performance related information. Performance information about a Fund is based on the Fund's past performance only and is no indication of future performance.

    Each Fund may include its total return in advertisements or other sales material. When a Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

20                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

    The Money Market Fund may advertise yield and effective yield. The yield of each of those Funds is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Fund shares and thus compounded in the course of a 52-week period.

                                   DIVIDENDS

    The shareholders of each Fund shall be entitled to receive such dividends as may be declared by each Fund's Board of Directors, from time to time based upon the investment performance of the assets making up that Fund's portfolio. The policy with respect to each Fund, except the Money Market Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market Fund declares dividends on a daily basis and pays them monthly.

    Such dividends and distributions will be automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date. Provision is also made to pay such dividends and distributions in cash if requested. Such dividends and distributions will be in cash or in full or fractional shares of the Fund at net asset value.

                                DETERMINATION OF
                                NET ASSET VALUE

    The net asset value per share is determined for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets by the number of shares outstanding. The assets of each Fund (except the money market funds) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

                            PURCHASE OF FUND SHARES


    Fund shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life. Shares of the Funds are sold by Hartford Securities Distribution Company (the "Distributor") on a no-load basis at their net asset values. See "Determination of Net Asset Value" and "Sale and Redemption of Shares."



    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford Life and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policy owners, each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of a Fund were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.



    The Funds offer investors two different classes of shares -- Class IA and Class IB. Class IB shares are offered by this Prospectus. Class IA shares are offered by a separate prospectus in connection with a variable annuity product. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices and performance.


                              SALE AND REDEMPTION
                                   OF SHARES


    The Class IB shares of each Fund are sold and redeemed by the Fund at their net asset value next determined after receipt of a purchase or redemption order in good order in writing at its home office, P.O. Box 5085, Hartford, CT 06102-5085. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the Funds. However, the right to redeem Fund shares may be suspended or payment therefor postponed for any period during which: (1) trading on the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the SEC, as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for a Fund to determine fairly the value of its net

HARTFORD HLS MUTUAL FUNDS                                                     21
--------------------------------------------------------------------------------

assets; or (3) the SEC by order so permits for the protection of stockholders of the Funds.

    Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.


    Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive .07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.


    The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of a Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/ or relating to the Class IB shares of a Fund; (c) holding seminars and sales meetings designed to promote the distribution of Fund Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about a Fund, including the performance of the Funds; (e) training sales personnel regarding the Class IB shares of a Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

                              FEDERAL INCOME TAXES

    Each Fund has elected and intends to qualify under Subchapter M of the Code. Each Fund intends to distribute all of its net income and gains to shareholders. Such distributions are taxable income and capital gains. Each Fund will inform shareholders of the amount and nature of such income and gains. Each Fund may be subject to a 4% nondeductible excise tax as well as an income tax measured with respect to certain undistributed amounts of income and capital gain. Each Fund expects to make such additional distributions of net investment income as are necessary to avoid the application of these taxes. For a discussion of the tax implications of a purchase or sale of the Funds' shares by the insurer, reference should be made to the section entitled "Federal Tax Considerations" in the appropriate separate account prospectus.


    If eligible, each Fund may make an election to pass through to its shareholder, Hartford Life, a credit for any foreign taxes paid during the year. If such election is made, the pass-through of the foreign tax credit will result in additional taxable income and income tax to Hartford Life. The amount of additional tax may be more than offset by the foreign tax credits which are passed through. These foreign tax credits may provide a benefit to Hartford Life.


                   OWNERSHIP AND CAPITALIZATION OF THE FUNDS
                                 CAPITAL STOCK


    The Board of Directors is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the Funds into one or more classes. Accordingly, the Directors have authorized the issuance of two classes of shares of the Funds designated as Class IA and Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.



    As of the date of this Prospectus, the authorized capital stock of the Funds, except for the Global Leaders Fund and Growth and Income Fund, consisted of the following shares at a par value of $.10 per share: Capital Appreciation Fund, 2 billion; Dividend and Growth Fund, 3 billion; Index Fund, 1 billion; International Opportunities Fund, 1.5 billion;

22                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------


MidCap Fund, 750 million; Small Company Fund, 750 million; Stock Fund, 2 billion; Advisers Fund, 6 billion; International Advisers Fund, 750 million; Bond Fund, 800 million; Mortgage Securities Fund, 1.5 billion; and Money Market Fund, 1.3 billion. The authorized capital stock of Hartford Series Fund, Inc. consisted of 3 billion shares at a par value of $.001 per share, which is allocated as follows: Global Leaders Fund, 1.5 billion; Growth and Income Fund,
1.5 billion. The shares of each Fund are divided into Class IA and Class IB.


                                     VOTING


    Under each Fund's multi-class system, shares of each class of a Fund represent an equal pro rata interest in that Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Fund's Board of Directors under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributor for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act. Each shareholder shall be entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. Class specific issues, such as a modification to a Rule 12b-1 plan for Class IB shares that could materially increase fees, will be voted on only by the affected class. With respect to the Funds' shares, issued as described above under "Purchase of Fund Shares," as well as Fund shares which are not otherwise attributable to variable annuity contract owners or variable life policy holders, Hartford Life shall be the shareholder of record. Hartford Life will vote all Fund shares, pro rata, according to the written instructions of the contract owners of the variable annuity contracts and the policy holders of the variable life contracts issued by it using the Funds as investment vehicles. This position is consistent with the policy of the SEC staff.


                                  OTHER RIGHTS

    Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights and are redeemable as set forth under "Sale and Redemption of Shares." Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                              GENERAL INFORMATION
                            REPORTS TO SHAREHOLDERS

    The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.


                                  DISTRIBUTOR



    Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as Distributor to the Funds.



                                   CUSTODIAN



    State Street Bank and Trust Company, Boston, Massachusetts, serves as custodian of each Fund's assets.



                    TRANSFER AND DIVIDEND DISBURSING AGENTS



    Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the Funds.


                           PENDING LEGAL PROCEEDINGS


    As of the date of this Prospectus, there are no material pending legal proceedings involving the Funds, HL Advisors, HIMCO or Wellington Management as a party.


                            REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.


    For additional information, write to "Hartford Family of Funds", c/o Individual Annuity Operations, P.O. Box 5085, Hartford, CT 06102-5085.

HARTFORD HLS MUTUAL FUNDS                                                     23
--------------------------------------------------------------------------------

                                   APPENDIX A

    The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

                                RATING OF BONDS

    MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

    STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

    AAA -- Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

    A -- Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

    BBB -- Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           RATING OF COMMERCIAL PAPER

    Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

24                                                     HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------

    MOODY'S

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

    STANDARD & POOR'S

    The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

- Liquidity ratios are adequate to meet cash requirements.

    Liquidity ratios are basically as follows, broken down by the type of issuer:

    Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

    Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

    Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

- The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

- The issuer has access to at least two additional channels of borrowing.

- Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

- Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

- The reliability and quality of management are unquestioned.

HARTFORD HLS MUTUAL FUNDS                                                     25
--------------------------------------------------------------------------------

                                   APPENDIX B
                          CREDIT QUALITY DISTRIBUTION

    HARTFORD BOND FUND


    The average quality distribution of the portfolio of the Hartford Bond as of December 31, 1997 as assigned by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poors"), was as follows:



   QUALITY
DISTRIBUTION                       QUALITY
     AS                        DISTRIBUTION AS
 ASSIGNED BY   PERCENTAGE OF     ASSIGNED BY     PERCENTAGE OF
   MOODY'S       PORTFOLIO    STANDARD & POORS     PORTFOLIO
-------------  -------------  -----------------  -------------
     Aaa             46.0%           AAA               47.4%
     Aa               9.9%           AA                10.7%
      A               8.8%            A                 7.0%
     Baa             11.2%           BBB               14.4%
     Ba              20.8%           BB                13.9%
      B               1.1%            B                 4.6%
   Unrated            2.2%         Unrated              2.0%
               -------------                     -------------
    Total           100.0%          Total             100.0%

                                        PART B

                         STATEMENT OF ADDITIONAL INFORMATION

                     HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
                     HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
                          HARTFORD GLOBAL LEADERS HLS FUND
                         HARTFORD GROWTH AND INCOME HLS FUND
                            HARTFORD INDEX HLS FUND, INC.
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
                            HARTFORD MIDCAP HLS FUND, INC.
                        HARTFORD SMALL COMPANY HLS FUND, INC.
                            HARTFORD STOCK HLS FUND, INC.
                           HARTFORD ADVISERS HLS FUND, INC.
                    HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
                             HARTFORD BOND HLS FUND, INC.
                     HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                         HARTFORD MONEY MARKET HLS FUND, INC.


                             CLASS IA and CLASS IB SHARES


                                   P.O. Box 5085
                              Hartford, CT 06102-5085




     This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus. To obtain a free copy of the prospectus send a written request to: Hartford Family of Funds, c/o Individual Annuity Operations, P.O. Box 5085, Hartford, CT 06102-5085 or call 1-800-862-6668.


Date of Prospectus: October __, 1998
Date of Statement of Additional Information: October __, 1998

TABLE OF CONTENTS                                                           PAGE


GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . .1


MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . 16

INVESTMENT MANAGEMENT ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . 23

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

FUND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

DISTRIBUTION ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . 27

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . 27

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . 29

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . 30

INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

TRANSFER AGENT SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . 41

INDEPENDENT PUBLIC ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . 42

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

                                 GENERAL INFORMATION


     The Hartford Capital Appreciation HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Global Leaders HLS Fund and Hartford Growth and Income HLS Fund operate as diversified open-end management investment companies consisting of separate portfolios (each a "Fund" or together the "Funds"). This SAI relates to all fourteen Funds. HL Investment Advisors, Inc. ("HL Advisors") is the investment manager to each Fund. HL Advisors is an indirect majority owned subsidiary of The Hartford Financial Services Group, Inc., ("The Hartford") an insurance holding company with over $130 billion in assets. In addition, Wellington Management Company, LLP ("Wellington Management") and The Hartford Investment Management Company ("HIMCO"), an affiliate of HL Advisors, are sub-advisers to certain of the Funds. Prior to May 1, 1998, each Fund did not carry the HLS in its name and the Hartford Money Market HLS Fund, Inc. was known as the HVA Money Market Fund, Inc.


                         INVESTMENT OBJECTIVES AND POLICIES

A.   FUNDAMENTAL RESTRICTIONS OF THE FUNDS

     Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940 (the "1940 Act"), and as used in the Prospectus and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.

     The investment objective, investment style and certain investment policies of each Fund are set forth in the Prospectus. Set forth below are the fundamental investment policies applicable to each Fund followed by the non-fundamental policies applicable to each Fund.

     Each Fund may not:

     1. Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, and the following practices when a segregated account has been established to cover such transactions or when an offsetting position has been established by the Fund are not deemed to be issuances of senior securities: the purchase or sale of permissible options and futures transactions

(and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with the Fund's investment policies, and reverse repurchase agreements and mortgage dollar rolls.

     2. Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. Although reverse repurchase agreements, mortgage dollar rolls, short sales against the box, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending are not subject to this restriction, in most cases a segregated account will be set up to cover such transactions.

     3.   Act as an underwriter for securities of other issuers.

     4. Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g. real estate investment trusts) (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the fund as a result of the ownership of securities and (vi) invest in real estate limited partnerships.

     5. Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies.

     6. Make loans, except that a Fund (i) may lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33-1/3% of the Fund's total assets taken at market value, (ii) enter into fully collateralized repurchase agreements, and (iii) purchase debt obligations in which the Fund may invest consistent with its investment policies.

     7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or authorities.

     In addition, each Fund will operate as a "diversified" fund within the meaning of the 1940 Act. This means that with respect to 75% of a Fund's total assets, a Fund will not purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

     (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings under Section 18(f)(1) of the 1940 Act shall be maintained in the manner contemplated by that Section.

     In order to permit the sale of shares of the Funds in certain states, the Board of Directors may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board of Directors determine that any such more restrictive policy is no longer in the best interest of a Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board of Directors may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board of Directors may, in its sole discretion, revoke such policy.

B.   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     The following restrictions are designated as non-fundamental and may be changed by the Board of Directors without the approval of shareholders.

     Each Fund may not:

     1. Purchase securities on margin or make short sales of securities, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except for transactions in futures contracts and options thereon.

     2. Purchase securities which are illiquid if, as a result of such purchase, more than 15% of its net assets (10% for the Money Market Fund) would consist of such securities.

     3. Alone or together with any other of the Hartford Mutual Funds, make investments for the purpose of exercising control over or management of any issuer.

     4. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by it, except to secure reverse repurchase agreements; however, for purposes of this restriction, collateral arrangements with respect to transactions in futures contracts and options thereon are not deemed to be a pledge of securities.

     5. Invest more than 5% of its assets in securities of other investment companies and will not acquire more than 3% of the total outstanding voting securities of any one investment company, except that the Index Fund and Money Market Fund will not purchase securities of other investment companies at all.

     6. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets.

     7. Borrow money, engage in reverse repurchase agreements or engage in activities which are the economic equivalent of borrowing if the combination of such activities exceeds 33-1/3% of a Fund's total assets.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

                                      ALL FUNDS

     U.S. TREASURY DEPARTMENT DIVERSIFICATION REGULATIONS. The U.S. Treasury Department has issued diversification regulations under Section 817 of the Internal Revenue Code. If a mutual fund underlying a variable contract, other than a pension plan contract, is not adequately diversified within the terms of these regulations, the contract owner will have adverse income tax consequences. These regulations provide, among other things, that a mutual fund shall be considered adequately diversified if (i) no more than 55% of the value of the assets in the fund is represented by any one investment;
(ii) no more than 70% of the value of the assets in the fund is represented by any two investments; (iii) no more than 80% of the value of the assets in the fund is represented by any three investments and (iv) no more than 90% of the value of the total assets of the fund is represented by any four investments. In determining whether the diversification standards are met, each United States Government Agency or instrumentality shall be treated as a separate issuer.

MISCELLANEOUS INVESTMENT PRACTICES


     A further description of certain of the policies described in the Prospectus is set forth below. The percentage limits described in the sections below are determined as of the time the securities are purchased.


MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES

     In addition to the Money Market Fund which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

REPURCHASE AGREEMENTS

     Each Fund is permitted to enter into fully collateralized repurchase agreements. The Fund's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements and monitors on a quarterly basis HIMCO and Wellington Management's compliance with such standards. Presently, each Fund may enter into repurchase agreements only with commercial banks with at least $1 billion in assets or with recognized government securities dealers with a minimum net capital of $100 million.

     HIMCO or Wellington Management will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

     A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Fund's custodian bank in which a Fund will maintain liquid assets equal in value to a Fund's obligations in respect of reverse repurchase agreements. A Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33-1/3% of the value the Fund's total assets.

DEBT SECURITIES


     Each Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities (International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund, Mortgage Securities Fund and Money Market Fund only); (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund and Mortgage Securities Fund only); and (5) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers.


INVESTMENT GRADE DEBT
SECURITIES

     The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P) (or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

HIGH YIELD-HIGH RISK SECURITIES

     Each of the Capital Appreciation Fund, Dividend and Growth Fund, Global Leaders Fund, Growth and Income Fund, MidCap Fund, Small Company Fund, Stock Fund, Advisers Fund and International Opportunities Fund is permitted to invest up to 5%, and the International Advisers Fund is permitted to invest up to 15%, of its assets in securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Bond Fund is permitted to invest up to 20% of its assets in securities rated in the highest level below investment grade (i.e., "Ba" for Moody's or "BB" by S&P), or if unrated, securities determined to be of comparable quality by

HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of a Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.


MORTGAGE-RELATED SECURITIES


     The mortgage-related securities in which the International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund and Mortgage Securities Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.


     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk.
The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. Evaluating the risks associated with prepayment and determining the rate at which prepayment is influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which each Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (i.e., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates. See "Illiquid Securities."

ASSET-BACKED SECURITIES


     The International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund, Mortgage Securities Fund and the Money Market Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.


EQUITY SECURITIES

     Each Fund except the Bond Fund as described below and except the Mortgage Securities Fund and Money Market Fund may invest in equity securities which include common stocks, preferred stocks (including convertible preferred stock) and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.


SMALL CAPITALIZATION SECURITIES

     All Funds except the Mortgage Securities Fund and Money Market Fund may invest in equity securities (including securities issued in initial public offerings) of companies with market capitalizations within the range represented by the Russell 2000 Index

("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources and may have less historical data with respect to operations and management. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. In addition, companies whose securities are offered in initial public offerings may be more dependent on a limited number of key employees. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

NON-U.S. SECURITIES

     Each Fund, except the Mortgage Securities Fund, is permitted to invest a portion of its assets in non-U.S. securities, including, in the case of permitted equity investments, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities. When selecting securities of non-U.S. issuers, HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     Investing in securities issued by non-U.S. issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about non-U.S. issuers compared with U.S. issuers. For example, non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. In addition, the values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligers in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.


     From time to time, the International Opportunities Fund and International Advisers Fund may invest up to 25% and 25%, respectively, of their assets in securities of issuers located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Under normal market conditions, the Global Leaders Fund will invest in at least five countries, one of which will be the United States.


CURRENCY TRANSACTIONS

     Each Fund, except the Index Fund, Mortgage Securities Fund and Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deems to be creditworthy.

     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

OPTIONS AND FUTURES CONTRACTS

     In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, each Fund, except the Money Market Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     In addition, a Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

     A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option on particular securities or currency, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund will cover any put option it writes on particular securities or currency by maintaining a segregated account with its custodian as described above.

     To hedge against fluctuations in currency exchange rates, a Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

     The Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities and in circumstances consistent with a Fund's investment objectives and policies.

     Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, a Fund will be required to deposit and maintain with a custodian cash or high-grade, liquid short-term debt securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or high-grade, liquid short-term debt securities equal in value to the deficiency.

     To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "BONA FIDE hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of a Fund's assets at risk to 5%.

     Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Code. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all.

SWAP AGREEMENTS

     Each Fund, except the Index Fund and Money Market Fund, may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     The Funds will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be U.S. Government Securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained by the Fund's custodian in a segregated account. If a Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by HIMCO or Wellington Management, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Directors, to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms HIMCO or Wellington Management, as appropriate, believes are advantageous to such Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Because interest rate swaps, caps, collars and floors are privately negotiated transactions rather then publicly traded, they may be considered to be illiquid securities.

     The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington

Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor. These activities are commonly used when managing derivative investments.

ILLIQUID SECURITIES

     Each Fund is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase more than 10% of the Money Market Fund's net assets or 15% of each other Fund's net assets would consist of such securities. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors. A Fund may not be able to sell illiquid securities when HIMCO or Wellington Management considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. A sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

     Under current interpretations of the SEC Staff, the following types of securities in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, cash, U.S. Government securities or other liquid, high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.

OTHER INVESTMENT COMPANIES

     Each Fund, except the Index Fund and Money Market Fund, is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security of an investment company if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund; or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

PORTFOLIO SECURITIES LENDING

     Each of the Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower will be required to deposit as collateral, cash, cash equivalents, U.S. government securities or other high quality liquid debt securities that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective Fund. While the securities are on loan the borrower will pay the respective Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times; and (2) the value of all loaned securities of any Fund is not more than 33-1/3% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

                               MANAGEMENT OF THE FUNDS

     The directors and officers of the fund and their principal business occupations for the last five years are set forth below. Those directors who are deemed to be "interested persons" of the fund, as that term is defined in the 1940 Act are indicated by an asterisk next to their respective names.

NAME, ADDRESS, AGE AND POSITION WITH THE FUND
----------------------------------------------

JOSEPH ANTHONY BIERNAT (age 71)
Director
30 Hurdle Fence Drive
Avon, CT 06001

Mr. Biernat served as Senior Vice President and Treasurer of United Technologies Corporation from 1984 until March, 1987, when he retired. He subsequently served as Executive Vice President of Boston Security Counselors, Inc., Hartford, Connecticut (1988-1989), and served as Vice President-Client Services of Wright Investors' Service, Bridgeport, Connecticut (1989-1990). Mr. Biernat presently is consulting to organizations on financial matters, with the majority of time spent with T.O. Richardson & Co., Farmington, Connecticut.

WINIFRED ELLEN COLEMAN (age 66)
Director
27 Buckingham Lane
West Hartford, CT 06117

Ms. Coleman has served as President of Saint Joseph College since 1991. She is a Director of LeMoyne College, St. Francis Hospital, Connecticut Higher Education Student Loan Administration, and The National Conference (Greater Hartford Board of Directors).

JOSEPH HARRY GAREAU* (age 51)
Director and President
55 Farmington Avenue
Hartford, CT 06105

Mr. Gareau serves as President and Chief Investment Officer of HIMCO. Previously he served as Executive Vice President and Chief Investment Officer of The Hartford from 1993-1996, as Senior Vice President and Chief Investment Officer/Property-Casualty Division (September, 1992 - April, 1993) and as Vice President (October, 1987 - September, 1992). Mr. Gareau is also a Director HIMCO, a Director and Executive Vice President of Hartford Investment Financial Services Company ("HIFSCO"), a Hartford affiliated registered investment adviser, and a Director of Hartford Fire Insurance Company.

WILLIAM ATCHISON O'NEILL (age 68)
Director
Box 360
East Hampton, CT 06424

The Honorable William A. O'Neill served as Governor of the State of Connecticut from 1980 until 1991. He is presently retired.

MILLARD HANDLEY PRYOR, JR. (age 65)
Director
695 Bloomfield Avenue
Bloomfield, CT 06002

Mr. Pryor has served as Managing Director of Pryor & Clark Company, Hartford, Connecticut, since June, 1992. He served as Chairman and Chief Executive Officer of Corcap, Inc. from 1988-1992. In addition, Mr. Pryor is a Director of Pryor & Clark Company, Corcap, Inc., the Wiremold Company, Hoosier Magnetics, Inc., Infodata Systems, Inc. and Pacific Scientific Corporation.

LOWNDES ANDREW SMITH* (age 59)
Director and Chairman
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Smith has served as Vice Chairman of Hartford Financial Services Group, Inc. since February, 1997, as President and Chief Executive Officer of Hartford Life, Inc. since February, 1997, and as President and Chief Operating Officer of The Hartford Life Insurance Companies since January, 1989. He was formerly Senior Vice President and Group Comptroller of The Hartford Insurance Group from 1987-1989. He has been a Director of Connecticut Children's Medical Center since 1993, a Director of American Counsel of Life Insurance from 1993-1996 and a Director of Insurance Marketplace Standards Association from 1996 to present. He is also a member of the ACLI Directors Council. Mr. Smith is also President and a Director of HIFSCO.

JOHN KELLEY SPRINGER (age 67)
Director
225 Asylum Avenue
Hartford, CT 06103

Mr. Springer currently serves as Chairman of Medspan, Inc. From 1986 to 1997 he served as Chief Executive Officer of Connecticut Health System, Inc. Formerly, he served as the Chief Executive Officer of Hartford Hospital, Hartford, Connecticut (June, 1976 - August, 1989). He is also a Director of Hartford Hospital, and CHS Insurance Ltd. (Chairman).

PETER CUMMINS (age 61)
Vice President
P. O. Box 2999
Hartford, CT 06104-2999

Mr. Cummins has served as Senior Vice President since 1997 and Vice President since 1989 of sales and marketing of the Individual Life and Annuity Division of The Hartford Life Insurance Company. He is also a Director and Vice President of HIFSCO.

JOHN PHILLIP GINNETTI (age 53)
Vice President
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Ginnetti has served as Executive Vice President and Director of Asset Management Services, a division of The Hartford Life Insurance Company, since 1994. From 1988 to 1994 he served as Senior Vice President and Director of the Individual Life and Annuities Division, also a division of The Hartford Life Insurance Company.

ANDREW WILLIAM KOHNKE (age 40)
Vice President
55 Farmington Avenue
Hartford, CT 06105

Mr. Kohnke serves as Managing Director and a Director of HIMCO. Previously he served as Vice President of HIMCO (1986-1996) and Investment Manager for HIMCO (1983-1986). Mr. Kohnke is also a Director and Managing Director of HIMCO and a Director and Vice President of HIFSCO.

THOMAS MICHAEL MARRA (age 40)
Vice President
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Marra has served as an Executive Vice President since 1996, and as Senior Vice President and Director since 1994 of the Individual Life and Annuity Division of The Hartford Life Insurance Company. Mr. Marra is also a Director and Executive Vice President of HIFSCO. Mr. Marra joined The Hartford Life Insurance Company in 1980.

CHARLES MINER O'HALLORAN (age 51)
Vice President and Secretary
Hartford Plaza
Hartford, CT 06115

Mr. O'Halloran has served as Senior Vice President since January, 1998, Corporate Secretary since 1996, Vice President since 1994 and Senior Associate General Counsel since 1988 of The Hartford Financial Services Group, Inc. Mr. O'Halloran is also a Director, Secretary and General Counsel of HIMCO and a Director of HIFSCO.

GEORGE RICHARD JAY (age 46)
Controller and Treasurer
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Jay has served as Secretary and Director, Life and Equity Accounting and Financial Control, of The Hartford Life Insurance Company since 1987.

KEVIN J. CARR (age 44)
Assistant Secretary and Counsel
55 Farmington Avenue
Hartford, CT 06105

Mr. Carr has served as Counsel since November 1996 and Associate Counsel since November 1995, of The Hartford Financial Services Group, Inc. Formerly he served as Counsel of Connecticut Mutual Life Insurance Company from March 1995 to November 1995, Associate Counsel of 440 Financial Group of Worcester from 1994 to 1995 and Corporate Counsel-General Manager of Parker Media, a Hartford-based publishing company, from 1990-1994. Mr. Carr is also an Assistant Secretary of HIFSCO.

CHRISTOPHER JAMES COSTA (age 34)
Assistant Secretary
P.O. Box 2999
Hartford, CT 06104-2999

Mr. Costa has served as the Tax Manager of The Hartford-Sponsored Mutual Funds since July 1996. Formerly he served as the Tax Manager and Assistant Treasurer of The Phoenix Mutual Funds from June 1994 to June 1996 and as a Tax Consultant with Arthur Andersen LLP from September 1990 to June 1994.

     An Audit Committee and Nominating Committee have been appointed for the Fund. Each Committee is made up of those directors who are not "interested persons" of the Fund.

     All Board members and officers of the Fund are also board members and officers of The Hartford Mutual Funds, Inc., an open-end management investment company comprised of ten separate funds, whose shares are sold to the general public. Each of the Directors and principal officers affiliated with the Fund who is also an affiliated person of HL Advisors, HIMCO or Wellington Management is named above, together with the capacity in which such person is affiliated with the Fund, HL Advisors, HIMCO or Wellington Management.

COMPENSATION OF OFFICERS AND DIRECTORS. The Funds pay no salaries or compensation to any officer or director affiliated with The Hartford. The chart below sets forth the fees paid by the Fund to the non-interested Directors and certain other information as of December 31, 1997:

                       JOSEPH A.   WINIFRED E.  WILLIAM A.  MILLARD H.   JOHN K.
                        BIERNAT      COLEMAN     O'NEILL      PRYOR      SPRINGER
COMPENSATION             $18,000     $18,000     $18,000     $18,000     $18,000
RECEIVED FROM THE
FUNDS

PENSION OR                    $0          $0          $0          $0          $0
RETIREMENT
BENEFITS ACCRUED
AS FUND EXPENSE

TOTAL COMPENSATION       $23,250     $23,250     $23,250     $23,250     $23,250
FROM THE FUNDS AND
COMPLEX PAID TO
DIRECTORS*

     *As of December 31, 1997, there were twenty-one funds in the Complex (including the Funds).

OTHER INFORMATION ABOUT THE FUND. Each Fund, except for the Global Leaders Fund and Growth and Income Fund, is a Maryland corporation with authorized capital stock, par value $0.10 per share as follows: Capital Appreciation Fund, 2 billion; Dividend and Growth Fund, 3 billion; Index Fund, 1 billion; International Opportunities Fund, 1.5 billion; MidCap Fund, 750 million; Small Company Fund, 750 million; Stock Fund, 2 billion; Advisers Fund, 6 billion; International Advisers Fund, 750 million; Bond Fund, 1.5 billion; Mortgage Securities Fund, 800 million; and Money Market Fund, 1.3 billion. The Global Leaders Fund and Growth and Income Fund are diversified series of Hartford Series Fund, Inc., a Maryland corporation, with authorized capital stock consisting of 3 billion shares at a par value of $.001 per share, which is allocated as follows: Global Leaders Fund, 1.5 billion; Growth and Income Fund, 1.5 billion. The shares of each Fund have been divided into Class IA and Class IB. The Board of Directors may reclassify authorized shares to increase or decrease the allocation of shares in each Fund. The Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of each Fund.

     As of December 31, 1997, HL Advisors owned 3,000,000 Class IA shares (12.36%) of the MidCap Fund.

     At December 31, 1997, certain Hartford Life group pension contracts held direct interests in Class IA shares of the Funds as follows:

                                                      SHARES             %
                                                      ------             -
 Index Fund                                          23,020,319         5.90%
 Mortgage Securities Fund                            16,076,327         5.35%
 Money Market Fund                                   25,433,642         4.15%
 Capital Appreciation Fund                           20,321,589         1.87%
 International Opportunities Fund                     9,832,576         1.16%
 Advisers Fund                                       30,369,579         0.93%
 Small Company Fund                                   1,508,936         0.86%
 Bond Fund                                            3,649,073         0.69%
 Dividend and Growth Fund                             4,708,801         0.46%
 International Advisers Fund                            534,692         0.30%
 Stock Fund                                           2,343,837         0.25%

     Figures are not shown for the Global Leaders Fund and Growth and Income Fund because these Funds were not in operation as of December 31, 1997.

VOTING


     Each shareholder shall be entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. With respect to the Funds' shares issued as described above under "Purchase of Fund Shares," as well as Fund shares which are not otherwise attributable to variable annuity contract owners or variable life policy holders, the Hartford Life Insurance Companies ("Hartford Life") shall be the shareholder of record. Hartford Life will vote all Fund shares, pro rata, according to the written instructions of the contract owners of the variable annuity contracts and the policy holders of the variable life contracts issued by it using the Funds as investment vehicles. This position is consistent with the policy of the SEC Staff. Issues related to only one class of a Fund's shares are voted on only by the shareholders of that class.


OTHER RIGHTS

     Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights and are redeemable as set forth under "Sale and Redemption of Shares." There are no shareholder pre-emptive rights. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

     Each Fund's Articles of Incorporation provides that the Directors, officers and employees of the Fund may be indemnified by the Fund to the fullest extent permitted by Maryland law and the federal securities laws. The Fund's Bylaws provide that the Fund shall indemnify each of its Directors, officers and employees against liabilities and expenses reasonably incurred by them, in connection with, or resulting from, any claim, action, suit or proceeding, threatened against or otherwise involving such Director, officer or employee, directly or indirectly, by reason of being or having been a Director, officer or employee of the Fund. Neither the Articles of Incorporation nor the Bylaws authorize the Fund to indemnify any Director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                         INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Fund has entered into an investment advisory agreement with HL Investment Advisors, Inc. ("HL Advisors"). The investment advisory agreement provides that HL Advisors, subject to the supervision and approval of each Fund's Board of Directors, is responsible for the management of each Fund. HL Advisors is responsible for investment management supervision of all Funds. HL Advisors has entered into an investment services agreement with The Hartford Investment Management Company ("HIMCO") for services related to the day-to-day investment and reinvestment of the assets of the Index Fund, Mortgage Securities Fund, Bond Fund and Money Market Fund. In connection with its management of the such Funds, HIMCO provides investment research and supervision of the investments held by a Fund and conducts a continuous program of investment and reinvestment of the Funds' assets, in accordance with the investment objectives and policies of a Fund. HIMCO also furnishes the Funds such statistical information, with respect to the investments which the Funds may hold or contemplate purchasing, as the Fund may reasonably request. HIMCO will apprise the Fund of important developments materially affecting any of the Funds and furnish the Funds from time to time with such information as HIMCO may believe appropriate for this purpose. In addition, Hartford Life, a corporate affiliate of HL Advisors and HIMCO, provides administrative services to the Funds including administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. Although Hartford Life has agreed to arrange for the provision of additional services necessary for the proper operation of the Fund, each Fund pays for these services directly.


     With respect to the Small Company Fund, Capital Appreciation Fund, International Advisers Fund, International Opportunities Fund, MidCap Fund, Stock Fund, Dividend and Growth Fund, Global Leaders Fund, Growth and Income Fund and Advisers Fund, HL Advisors has entered into an investment sub-advisory agreement with Wellington Management Company ("Wellington Management"). Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the Board of Directors and HL Advisors, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.

     As provided by the investment advisory agreement, each Fund pays HL Advisors an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the respective Fund's average daily net asset value. HL Advisors, not any Fund, pays the subadvisory fees of Wellington Management as set forth in the Prospectus. HL Advisors pays HIMCO the direct and indirect costs incurred in managing the HIMCO-advised Funds.

     No person other than HL Advisors, HIMCO or Wellington Management and their directors and employees regularly furnishes advice to the Funds with respect to the desirability of the Funds investing in, purchasing or selling securities. HIMCO and Wellington Management may from time to time receive statistical or other information regarding general economic factors and trends, from The Hartford and its affiliates.

     Securities held by any Fund may also be held by other funds and other clients for which HIMCO, Wellington Management or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought by HIMCO or Wellington Management for one or more clients when one or more clients are selling the same security. If purchases or sales of securities arise for consideration at or about the same time for any Fund or client accounts (including other funds) for which HIMCO or Wellington Management act as an investment adviser, (including the Funds described herein) transactions in such securities will be made, insofar as feasible, for the respective funds and other client accounts in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HIMCO, Wellington Management or their respective affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     For the last three fiscal years, each Fund has paid the following advisory fees to HL Advisors:

  FUND NAME                                1997          1996          1995
  ---------                                ----          ----          ----
  Capital Appreciation Fund             $18,471,888   $12,519,486    $7,715,873
  Dividend and Growth Fund               $6,910,062    $2,968,879      $757,373
  Index Fund                             $1,771,465      $945,609      $447,326
  International Opportunities            $5,565,620    $4,428,186    $3,213,660
  MidCap Fund(1)                            $28,186       --            --
  Small Company Fund                       $657,507       $31,521       --
  Stock Fund                            $10,265,666    $6,450,702    $4,134,925
  Advisers Fund                         $31,252,771   $22,209,882   $16,044,763
  International Advisers Fund              $926,609      $392,271       --
  Bond Fund                              $1,422,689    $1,152,953      $906,000
  Mortgage Securities Fund                 $802,900      $804,297      $790,058
  Money Market Fund                      $1,436,068    $1,121,482      $762,534

  (1) Portion of advisory fee waived for 1997

     Figures are not shown for the Global Leaders Fund and Growth and Income Fund because these Funds were not in operation for the years shown.

     For the last three fiscal years, each Fund has paid the following administrative fees to Hartford Life:

  FUND NAME                               1997           1996          1995
  ---------                               ----           ----          ----
  Capital Appreciation Fund             $7,245,777     $4,795,769     $2,814,856
  Dividend and Growth Fund              $2,486,421       $965,006       $230,541
  Index Fund                            $1,550,032       $827,408       $391,411
  International Opportunities           $1,931,542     $1,493,655     $1,045,064
  MidCap Fund(1)                            $9,636        --            --
  Small Company Fund                      $200,110        $13,232       --
  Stock Fund                            $6,879,714     $4,210,075     $2,586,517
  Advisers Fund                        $12,508,493     $8,785,932     $6,244,398
  International Advisers Fund             $282,011       $119,528        $24,683
  Bond Fund                               $794,107       $636,196       $491,868
  Mortgage Securities Fund                $562,030       $563,008       $553,041
  Money Market Fund                     $1,005,248       $784,977       $542,895

  (1) Portion of administrative fee waived for 1997

     Figures are not shown for the Global Leaders Fund and Growth and Income Fund because these Funds were not in operation for the years shown.

     Pursuant to the investment advisory agreement, investment sub-advisory agreements and investment services agreements neither HL Advisors, HIMCO nor Wellington Management is liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIMCO or Wellington Management in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.

     HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of March 31, 1998, HL Advisors had approximately $24 billion in assets under management. HL Advisors is a majority owned indirect subsidiary of The Hartford. HIMCO, whose principal business addresses is 55 Farmington Avenue, Hartford, Connecticut 06105, was organized in 1996 and is a wholly-owned subsidiary of The Hartford. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of March 31, 1998, HIMCO and its wholly-owned subsidiary had approximately $56 billion in assets under management.

     Wellington Management, 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of March 31, 1998, Wellington Management had investment management authority with respect to approximately $194 billion in assets. Wellington Management is a Massachusetts Limited Liability Partnership. The three managing partners of Wellington Management are Robert W. Doran, Duncan M. McFarland and John R. Ryan.

     The investment management agreement, investment subadvisory agreements and investment services agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to an agreement or interested persons of any party to the contract, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable Fund's outstanding voting securities. The contract automatically terminates upon assignment as defined under the 1940 Act. The investment advisory agreement may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of the holders of a majority of the outstanding voting securities of the applicable Fund. The investment subadvisory agreements and investment services agreements may be terminated at any time without the payment of any penalty by the Board of Directors, by vote of a majority of the outstanding voting securities of the respective Fund or by HL Advisors, upon 60 days' notice to HIMCO and Wellington Management, and by Wellington Management or HIMCO upon 90 days' written notice to HL Advisors (with respect to that Fund only). The investment subadvisory agreement and investment services agreements terminate automatically upon the termination of the corresponding investment advisory agreement.

     HL Advisors may make payments from time to time from its own resources, which may include the management fees paid by the Fund to compensate broker dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Funds including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

                                 PORTFOLIO TURNOVER

     For the last three fiscal years, each Fund had the following portfolio turnover rates:

           FUND NAME                    1997        1996        1995
           ---------                    ----        ----        ----
  Capital Appreciation Fund              58%         85%         79%
  Dividend and Growth Fund               34%         57%         41%
  Index Fund                              6%         19%          2%
  International Opportunities            73%         70%         56%
  MidCap Fund                            46%(1)      --           --
  Small Company Fund                    222%         32%(2)      N/A
  Stock Fund                             32%         42%         53%
  Advisers Fund                          36%         54%         64%
  International Advisers Fund           163%         95%         47%(3)
  Bond Fund                             113%(4)     212%        215%
  Mortgage Securities Fund               47%(4)     201%        489%
  Money Market Fund(5)                   N/A         N/A         N/A

(1) The MidCap Fund commenced operations on July 15, 1997. It is anticipated that the portfolio turnover rate of the MidCap Fund will not exceed 100%.
(2) For the period August 9, 1996 to December 31, 1996.
(3) For the period February 28, 1995 to December 31, 1995.
(4) Excluding mortgage dollar rolls.
(5) Because of the short-term nature of their portfolio securities and market conditions, no meaningful or accurate prediction can be made of the portfolio turnover rate for the Money Market Fund.

     Figures are not shown for the Global Leaders Fund and Growth and Income Fund because these Funds were not in operation for the years shown.

     Turnover rate is computed by determining the percentage relationship of the lesser of purchases and sales of securities to the monthly average of the value of securities owned for the fiscal year, exclusive of securities whose maturities at the time of acquisition were one year or less. A high turnover rate will result in increased brokerage expenses and the likelihood of some short term gains which may be taxable to shareholders at ordinary income tax rates (see "Federal Income Taxes" in the Prospectus).

                                   FUND EXPENSES

     Each Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by Hartford Life), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders, expenses related to distribution activities as provided under each Fund's rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the Funds' operations and interest.

                             DISTRIBUTION ARRANGEMENTS

     Each Fund's shares are sold by Hartford Securities Distribution Company on a continuous basis to separate accounts sponsored by The Hartford and its affiliates.

                        PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by HL Advisors and the Board of Directors, HIMCO and Wellington Management are primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. while HIMCO and Wellington Management generally seek reasonably competitive spreads or commissions HIMCO and Wellington Management may direct brokerage transactions to broker/dealers who also sell The Hartford's variable annuity and variable life insurance contracts and the sale of such contracts may be taken into account by HIMCO and Wellington Management when allocating brokerage transactions.

     HIMCO and Wellington Management will generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Money Market Fund for such purchases or sales.

     While HIMCO and Wellington Management (as applicable) seek to obtain the most favorable net results in effecting transactions in a Fund's portfolio securities, dealers who provide supplemental investment research to HIMCO or Wellington Management may receive orders for transactions from HIMCO or Wellington Management. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of HIMCO or Wellington Management, a Fund will be benefited by such supplemental research services, HIMCO and Wellington Management are authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by HIMCO and Wellington Management under the investment advisory agreement or the sub-investment advisory agreement. The expenses of HIMCO and Wellington Management will not necessarily be reduced as a result of the receipt of such supplemental information. HIMCO and Wellington Management may use such supplemental research in providing investment advice to portfolios other than those for which the transactions are made. Similarly, the Funds may benefit from such research obtained by HIMCO and Wellington Management for portfolio transactions for other clients.

     Investment decisions for the Funds will be made independently from those of any other clients that may be (or in the future may be) managed by HIMCO, Wellington Management or their affiliates. If, however, accounts managed by HIMCO or Wellington Management are simultaneously engaged in the purchase of the same security, then, pursuant to general authorization of each Fund's Board of Directors, available securities may be allocated to each Fund or other client account and may be averaged as to price in whatever manner HIMCO or Wellington Management deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund. In some cases, this system might adversely affect the price paid by a fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

     For the last three fiscal years, each Fund has paid the following brokerage fees:

FUND NAME                                                   1997          1996           1995
---------                                                   ----          ----           ----
Capital Appreciation Fund                                 $6,360,557    $6,257,262     $3,069,000
Dividend and Growth Fund                                  $1,876,099    $1,256,273       $303,000
Index Fund                                                   $66,985      $258,946        $66,000
International Opportunities                               $4,019,255    $3,607,685     $1,986,000
MidCap Fund(1)                                               $18,881      ---            ---
Small Company Fund(2)                                       $563,124       $32,863       N/A
Stock Fund                                                $2,552,822    $2,403,555     $1,839,000
Advisers Fund                                             $2,994,604    $3,413,943     $2,608,000
International Advisers Fund(3)                              $436,813      $238,356        $76,000
Bond Fund(4)                                                N/A           N/A            N/A
Mortgage Securities Fund(4)                                 N/A           N/A            N/A
Money Market Fund(4)                                        N/A           N/A            N/A

(1) Commenced operations in 1997.
(2) Commenced operations in 1996.
(3) Commenced operations in 1995.
(4) No brokerage commissions were paid in 1995, 1996 or 1997 by the Bond Fund, Mortgage Securities Fund or Money Market Fund.

     Figures are not shown for the Global Leaders Fund and Growth and Income Fund because these Funds were not in operation for the years shown.

     Changes in the amounts of brokerage commissions paid reflect changes in portfolio turnover rates.

                          DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Fund is determined by Hartford Life, in the manner described in the Funds' Prospectus. The Funds will be closed for business and will not price their shares on the following business holidays:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities held by each Fund other than the Money Market Fund will be valued as follows:
Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other Funds' short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' Board of Directors.

     The net asset value per share of the Money Market Fund is determined by using the amortized cost method of valuing its portfolio instruments. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity. In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates. For all Funds, securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

     The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The Fund's Board of Directors periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the Board of Directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the Board of Directors, and (considered highly unlikely by management of the Fund) redemption of shares in kind (i.e., portfolio securities).

                         PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "Purchase of Fund Shares" in the Funds' Prospectus.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "Sale and Redemption of Shares" in the Funds' Prospectus.

SUSPENSION OF REDEMPTIONS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Securities and Exchange Commission may permit for the protection of investors.

                               INVESTMENT PERFORMANCE

MONEY MARKET FUNDS

     In accordance with regulations prescribed by the SEC, the Fund is required to compute the Money Market Fund's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share of the Money Market Fund at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis.

     The SEC also permits the Fund to disclose the effective yield of the Money Market Fund for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the Money Market Fund normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.

Hartford Money Market HLS Fund

     The Money Market Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and its operating expenses.

     Yield calculations of the Fund used for illustration purposes are based on the consideration of a hypothetical account having a balance of exactly one share at the beginning of a seven day period, which period will end on the date of the most recent financial statements. The yield for the fund during this seven day period will be the change in the value of the hypothetical account, including dividends declared on the original share, dividends declared on any shares purchased with dividends on that share, and any monthly account charges or sales charges that would affect an account of average size, but excluding any capital changes. The following is an example of this yield calculation for the Fund based on a seven day period ending December 31, 1997.

Example:

     Assumptions:

     Value of a hypothetical pre-existing account with exactly one share at the beginning of the period: $1.000000

     Value of the same account* (excluding capital changes) at the end of the seven day period: $1.001028

     *This value would include the value of any additional shares purchased with dividends from the original share, and all dividends declared on both the original share and any such additional shares.

     Calculation:
  Ending account value                                                $1.001028
  Less beginning account value                                         1.000000

  Net change in account value                                          $.001028
  Base period return:(adjusted
  change/beginning account
  value)$.001028/$1.000000 = $.001028
  Current yield =                              $.001028 X (365/7) =     5.36%
  Effective yield =                            (1 + .001028)365/7 - 1 = 5.50%

     The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the current yield and effective yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

OTHER FUNDS

     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Average annual total return quotations for the Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                  P(1+T)(n)  =  ERV
Where:
P    =    a hypothetical initial           n    =    number of years
          payment of $1,000, less
          the maximum sales load
          applicable to a Fund
T    =    average annual total             ERV  =    ending redeemable value of
          return                                     the hypothetical $1,000
                                                     initial payment made at
                                                     the beginning of the
                                                     designated period (or
                                                     fractional portion
                                                     thereof)

The computation above assumes that all dividends and distributions made by a Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

     One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of a Fund, or of a hypothetical investment in a class of a Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges will be higher than those that do reflect such charges.

     Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of the Fund.

     Each Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC.


     In contrast to Class IA shares, the Class IB shares are new and charge 12b-1 fees to cover distribution expenses. Because the historical performance of Class IA shares may be helpful to a prospective investor's decision, the Funds may advertise standard average annual total return for Class IA shares and, when available, Class IB shares.


     Each Fund may also publish its distribution rate and/or its effective distribution rate. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Fund's last monthly distribution. A Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month (see "Dividends, Capital Gains and Taxes" in the Funds' Prospectus).

     Other data that may be advertised or published about each Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

     STANDARDIZED YIELD QUOTATIONS. The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                    a-b
                                 2[(--- +1)(6) -1]
                                    cd
Where:
a    =    net investment income            c     =   the average daily number
          earned during the period                   of shares of the subject
          attributable to the                        class outstanding during
          subject class                              the period that were
                                                     entitled to receive
                                                     dividends
b    =    net expenses accrued for         d    =    the maximum offering price
          the period attributable to                 per share of the subject
          the subject class

Net investment income will be determined in accordance with rules established by the SEC.

     NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

     GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

     The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. Stock Market.

     The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market cap. REITs are not eligible for inclusion. The range of capitalization of companies in the Index as of December 29, 1995 was $118 million to $7 billion. The inception year of the S&P MidCap 400 Index is 1982. The Index is rebalanced as needed. S&P 400 companies which merge or are acquired are immediately replaced in the Index; other companies are replaced when the Committee decides they are no longer representative.

     The Standard and Poor's Small Cap 600 index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

     The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

     The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.

     The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

     The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

     The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

     The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

     The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

     The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

     The Composite Index for the Capital Appreciation Fund is the Russell 2500 Index (60%)/S&P 500 Index (40%), both of which are mentioned above.

     In addition, from time to time in reports and promotions: (1) a Fund's performance may be compared to other groups of mutual funds tracked by: (a):
Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP, and net import and export figures derived form governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company
Institute, may be used to illustrate investment attributes to the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the
Fund invests may be compared to relevant indices or surveys (e.g., S&P
Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     Each Fund's investment performance may be advertised in various financial publications, newspapers, magazines including the following:

Across the Board           California Broker          Insurance Advocate
Advertising Age            Changing Times                  Independent
Adviser's Magazine         Consumer Reports           Insurance Review
Adweek                     Consumer Digest                 Investor's
Agent                      Crain's                    Insurance Times
American Banker            Dow Jones News Service     Insurance Week
American Agent and         Economist                  Insurance Product News
   Broker                  Entrepreneur               Insurance Sales
Associated Press           Entrepreneurial Woman      Investment Dealers Digest
Barron's                   Financial Services Week    Investment Advisor
Best's Review              Financial World            Journal of Commerce
Bloomberg                  Financial Planning         Journal of Accountancy
Broker World               Financial Times            Journal of the American
Business Week              Forbes                        Society of CLU &
Business Wire              Fortune                       ChFC
Business News Features     Hartford Courant           Kiplinger's Personal
Business Month                Inc                        Finance
Business Marketing         Independent Business       Knight-Ridder
Business Daily             Institutional Investor     Life Association News
Business Insurance         Insurance Forum            Life Insurance Selling

Life Times                 New York Times             The Boston Globe
LIMRA's MarketFacts        Pension World              The Washington Post
Lipper Analytical          Pensions & Investments     Tillinghast
   Services, Inc.             Professional Insurance  Time
MarketFacts                   Agents                  U.S. News & World
Medical Economics          Professional Agent            Report
Money                      Registered Representative  U.S. Banker
Morningstar, Inc.          Reuter's                   United Press International
Nation's Business          Rough Notes                USA Today
National Underwriter       Round the Table            Value Line
New Choices (formerly 50   Service                    Wall Street Journal
   Plus)                   Success                    Wiesenberger Investment
New England Business       The Standard               Working Woman

     From time to time the Fund may publish the sales of shares of one or more of the Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

     The manner in which total return and yield are calculated is described above. The following table sets forth the average annual total return, and yield where applicable, for the Class IA shares of each Fund through December 31, 1997.

                                                                 TOTAL RETURN                                     YIELD
FUND                                     SINCE INCEPTION       1  YEAR        5 YEARS        10 YEARS        SEC 30-DAY YIELD
(INCEPTION DATE)                         ---------------       -------        -------        --------        ----------------
Capital Appreciation                          17.77%            22.34%         18.95%          19.60%
(April 2, 1984)
Dividend and Growth                           23.73%            31.89%         N/A             N/A
(March 8, 1994)
Index                                         14.53%            32.61%         19.48%          17.22%
(May 1, 1987)
International Opportunities                    6.58%              .34%         11.10%          N/A
(July 2, 1990)
MidCap Fund                                   13.81%*           N/A            N/A             N/A
(July 15, 1997)
Small Company                                  18.59%            18.38%        N/A             N/A
(August 9, 1996)
Stock                                          15.33%            31.38%         19.70%          17.13%
(August 31, 1977)
Advisers                                       13.24%            24.51%         15.26%          14.06%
(March 31, 1983)
International Advisers                         11.63%             5.52%         N/A             N/A
(March 1, 1995)
Bond                                            9.09%            11.35%          7.66%           8.81%              6.34%
(August 31, 1977)

                                     -38-

                                                                 TOTAL RETURN                                     YIELD
FUND                                     SINCE INCEPTION       1  YEAR        5 YEARS        10 YEARS        SEC 30-DAY YIELD
(INCEPTION DATE)                         ---------------       -------        -------        --------        ----------------
 Mortgage Securities                           9.07%             9.01%          6.83%           8.43%               6.66%
 (January 1, 1985)
 Money Market                                  7.64%             5.31%          4.62%           5.73%
 (June 30, 1980)

     *Not Annualized

     Figures are not shown for the Global Leaders Fund and Growth and Income Fund because none had investment performance for the years shown.


                                       TAXES

     Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on taxable income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

     Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their own tax returns.

     For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable fund and would not be distributed as such to shareholders.

     Each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on such investments prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

     Limitations imposed by the Code on regulated investment companies like the funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

     Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such fund may have different tax consequences for shareholders than would direct investment in such fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                     CUSTODIAN

     Portfolio securities of each fund are held pursuant to Custodian Agreements between each Fund and State Street Bank and Trust Company.

                              TRANSFER AGENT SERVICES


   Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the Funds. The Transfer Agent issues and redeems shares of the Funds and disburses any dividends declared by the Funds.

                                    DISTRIBUTOR

     Hartford Securities Distribution Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Fund's Distributor.


                           INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements and financial highlights as of December 31, 1997 and for the year then ended, included in this SAI, have been audited by Arthur Andersen LLP, independent public accountants, as stated in their report appearing herein.

                                 OTHER INFORMATION

     The Hartford has granted the fund the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the fund and the funds at any time, or to grant the use of such name to any other company.

                                FINANCIAL STATEMENTS

     Each Fund's audited financial statements as of December 31, 1997 and for the year then ended, together with the notes thereto and the report of Arthur Andersen LLP, independent public accountants, are attached to this SAI. No financial information with respect to the Global Leaders Fund and Growth and Income Fund is available because the Company did not offer those Funds as of the fiscal year ended December 31, 1997.

                              HARTFORD SERIES FUND, INC.
                              PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

     (a)  Financial Statements.
     In Part A:     Not Applicable
     In Part B:     Not Applicable


     (b)  Exhibits
     1.   Articles of Incorporation (a)
     2.   By-Laws (a)
     3.   Not Applicable
     5.   Form of Investment Management Agreement (a)
     5.1  Form of Amendment Number 1 to Investment Management Agreement
     5.2 Form of Investment Sub-Advisory Agreement with Wellington Management Company, LLP (a)
     5.3 Form of Amendment Number 1 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP


     6.   Form of Principal Underwriting Agreement (a)
     6.1  Form of Amendment Number 1 to Principal Underwriting Agreement
     7.   Not Applicable
     8.   Form of Custodian Agreement (a)
     8.1  Form of Amendment Number 1 to Custodian Agreement
     9.   Not Applicable
     10.  Opinion and Consent of Counsel
     11.  Not Applicable
     12.  Not Applicable
     13.  Share Purchase Agreement (a)
     13.1 Form of Amendment Number 1 to Share Purchase Agreement - Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company
     14.  Not Applicable
     15.  Form of Rule 12b-1 Plan (a)
     15.1 Form of Amendment Number 1 to Rule 12b-1 Plan
     16.  Schedule of Computation for Performance Quotations (b)
     17.  Not Applicable
     18.  Form of Multi-Class Plan Pursuant to Rule 18f-3 (a)
     18.1 Form of Amendment Number 1 to Multi-Class Plan Pursuant to Rule 18f-3

-------------
(a) Previously filed with Initial Registration Statement on February 2, 1998.
(b) To be filed by Amendment.

     19.  Powers of Attorney (a)
     27.  Not Applicable

Item 25.  Persons Controlled by or Under Common Control with Registrant.

     Inapplicable

Item 26.  Number of Record Holders by Class of Securities as of June 30, 1998.


          FUND NAME                                    CLASS IA       CLASS IB

          Hartford Global Leaders HLS Fund                  0              0
          Hartford Growth and Income HLS Fund               2              0
          Total Number of Record Holders by Class           2              0

Item 27.  Indemnification.

     Reference is made to Article V of the Articles of Incorporation filed herewith.

Item 28.  Business and Other Connections of Investment Adviser.


                                        POSITION WITH HL
NAME                                    INVESTMENT ADVISORS, INC.     OTHER BUSINESS
----                                    -------------------------     --------------
Joseph H. Gareau                        President                     Executive Vice President and Director of Hartford Investment
                                                                      Financial Services Company(1) ("HIFSCO"); President and
                                                                      Director of The Hartford Investment Management Company(2)
                                                                      ("HIMCO")

Andrew W. Kohnke                        Managing Director             Vice President and Director of HIFSCO; Managing Director and
                                        and Director                  Director of HIMCO

Bruce J. MacLean                        Managing Director             Managing Director and Director of HIMCO
                                        and Director

Donald E. Waggaman, Jr.                 Managing Director             Managing Director and Director of HIMCO
                                        and Director

Charles M. O'Halloran                   Director                      Senior Vice President and Corporate Secretary of The Hartford
                                                                      Financial Services Group, Inc.(3) ("The Hartford"); Director
                                                                      of HIFSCO and HIMCO

Edmund V. Mahoney                       Chief Compliance              Vice President of HIMCO
                                        Officer



(1) The principal business address for HIFSCO is 200 Hopmeadow Street, Simsbury, CT 06070.
(2) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105.
(3) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

Item 29.  Principal Underwriters

     Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:

     Hartford Life Insurance
       Company                DC Variable Account I
                              Separate Account Two (DC Variable Account II) Separate Account Two (Variable Account "A") Separate Account Two (QP Variable Account) Separate Account Two (NQ Variable Account) Putnam Capital Manager Trust Separate Account Separate Account One
                              Separate Account Two
                              Separate Account Three
                              Separate Account Five

     Hartford Life and Annuity
       Insurance Company      Separate Account One
                              Separate Account Three
                              Separate Account Five
                              Separate Account Six
                              Putnam Capital Manager Trust Separate Account Two

     American Maturity Life
       Insurance Company      Separate Account American Maturity Life Variable
                               Annuity


The Directors and principal officers of HSD and their position with the Registrant are as follows:


                                                                                     POSITION OR OFFICE
          NAME*                                   HSD                                 WITH REGISTRANT
          ----                                    ---                                ------------------
Peter Cummins                           Senior Vice-President                        Vice President
Lynda Godkin                            Senior Vice President, General Counsel       None
                                        and Corporate Secretary
John P. Ginnetti                        Executive Vice President                     Vice President
George Jay                              Controller & Fin. Principal                  Controller & Treasurer
Stephen T. Joyce                        Asst. Secretary                              None
Glen J. Kvadus                          Asst. Secretary                              None
Thomas M. Marra                         Exec. Vice-Pres.                             Vice President
Paul Eugene Olson                       Supv. Registered Principal                   None
Edward M. Ryan, Jr.                     Asst. Secretary                              None
Lowndes A. Smith                        President and CEO                            Chairman
Donald W. Waggaman, Jr.                 Treasurer                                    None


          *Principal business address is P.O. Box 2999, Hartford, CT  06104-2999

Item 30.  Location of Accounts and Records.

       Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 224 Franklin Street, Boston, MA 02110 and by Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 31.  Management Services

          Not Applicable

Item 32.  Undertakings.

          (a)  Not Applicable

          (b)  Not Applicable

          (c) The Company will furnish each person to whom a prospectus is delivered with a copy of the Company's latest annual report to shareholders, upon request and without charge.

          (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended, as it relates to the assistance to be rendered to shareholders with respect to the call of a meeting to replace a director.

                                    SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 8th day of July, 1998.


                              HARTFORD SERIES FUND, INC.

                              By:              *
                                  -------------------------------
                                        Joseph H. Gareau
                                        Its: President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                TITLE                                   DATE
---------                -----                                   ----

       *                 President                               July 8, 1998
--------------------     (Chief Executive Officer & Director)
Joseph H. Gareau

       *                 Controller & Treasurer                  July 8, 1998
--------------------     (Chief Accounting Officer and Chief
George R. Jay            Financial Officer)

       *                 Director                                July 8, 1998
--------------------
Joseph A. Biernat

       *                 Director                                July 8, 1998
--------------------
Winifred E. Coleman

       *                 Director                                July 8, 1998
--------------------
William A. O'Neill

       *                 Director                                July 8, 1998
--------------------
Millard H. Pryor, Jr.

       *                 Director                                July 8, 1998
--------------------
Lowndes A. Smith

       *                 Director                                July 8, 1998
--------------------
John K. Springer

/s/ Kevin J. Carr                                                July 8, 1998
--------------------
*By: Kevin J. Carr
     Attorney-in-fact

                                    EXHIBIT INDEX

EXHIBIT NO.
-----------

5.1       Form of Amendment Number 1 to Investment Management Agreement

5.3 Form of Amendment Number 1 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP


6.1       Form of Amendment Number 1 to Principal Underwriting Agreement

8.1       Form of Amendment Number 1 to Custodian Agreement

10        Opinion and Consent of Counsel

13.1 Form of Amendment Number 1 to Share Purchase Agreement - Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company

15.1      Form of Amendment Number 1 to Rule 12b-1 Plan for Class IB Shares

18.1      Form of Amendment Number 1 to Rule 18f-3 Plan